August 25, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Form N-CSR
     John Hancock Capital Series (the "Registrant") on behalf of:
     John Hancock Core Equity Fund
     John Hancock U.S. Global Leaders Growth Fund
     John Hancock Classic Value Fund
     John Hancock Large Cap Select Fund

     File Nos. 2-29502; 811-1677

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending June 30, 2004.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1722.

Sincerely,


/s/Brian E. Langenfeld
Brian E. Langenfeld
Attorney and Assistant Secretary


ITEM 1.  REPORT TO SHAREHOLDERS.

JOHN HANCOCK
Core Equity Fund

6.30.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 25


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return
(capital apprecia-
tion plus income)
by normally
investing at
least 80% of its
assets in a diversi-
fied portfolio of
primarily large-
capitalization
stocks. The portfo-
lio's risk profile is
similar to that of
the Standard &
Poor's 500 Index.

Over the last six months

* Stock prices trended sideways, buffeted by good economic news and interest rate and geopolitical concerns.

* The Fund's performance versus the S&P 500 was particularly helped by its holdings in the industrials sector.

* The Federal Reserve Board raised its target level for the federal funds rate to 1.25% -- the first rate hike since May 2000.

[Bar chart with heading "John Hancock Core Equity Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2004." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 1.58% total return for Class A. The second bar represents the 1.20% total return for Class B. The third bar represents the 1.20% total return for Class C and the fourth bar represents the 1.87% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.3%   Exxon Mobil Corp.
 3.2%   General Electric Co.
 3.2%   Microsoft Corp.
 3.1%   Citigroup, Inc.
 2.5%   Intel Corp.
 2.4%   Pfizer, Inc.
 2.3%   Johnson & Johnson
 2.0%   Bank of America Corp.
 1.9%   American International Group, Inc.
 1.8%   Home Depot, Inc. (The)

As a percentage of net assets on June 30, 2004.

BY PAUL McMANUS, FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Core Equity Fund

U.S. stock prices were little changed through the first half of 2004. Positive influences included solid corporate earnings growth and -- finally -- impressive gains in employment, both of which suggested that the economic recovery remained on track. However, rising yields in the fixed-income market -- particularly for the bellwether 10-year U.S. Treasury bond -- and a widely expected hike in short-term interest rates by the Federal Reserve Board served to keep the S&P 500 Index with only modest returns during the period. Other factors restraining investors' enthusiasm were persistently high oil prices and hints of a revival in inflation.

"U.S. stock prices were
 little changed through
 the first half of 2004."

First-quarter gross domestic product, which measures the value of all the goods and services produced in the United States, slowed marginally to a 3.9% growth rate from 4.1% in the fourth quarter of 2003. The former reading was well below initial estimates of 4.4% for first-quarter growth, disappointing some economists. However, others pointed out that the U.S. economy was still growing at a pace well above its long-term average of approximately 3%. Meanwhile, employers added a total of almost one million jobs from March through May, easing concerns about a "jobless recovery."

As expected, on the final day of the period the Fed boosted its federal funds target rate by one quarter of a percentage point to 1.25%. Viewed as an isolated event, such a modest adjustment was not thought likely to have a significant impact on the stock market or the economy. However, it marked the Fed's first rate hike since May 2000 and probably the beginning of a series of increases. Even with the economy on the mend, though, the consensus opinion was that the Fed would raise rates in a gradual fashion, if only because consumer debt levels remained high, with much of the debt tied to the prime lending rate, which normally rises along with the federal funds rate.

PERFORMANCE REVIEW

Given our working hypothesis of a recovering economy, we positioned the Fund in stocks whose performance was relatively sensitive to overall economic activity. In keeping with our longstanding methodology, we looked for undervalued stocks of companies with improving fundamentals. Nevertheless, the Fund's performance compared with the S&P 500 was hurt by our stock picking in the information technology, consumer discretionary and telecommunication services sectors, while our picks in the industrials sector provided the largest boost to performance.

[Photo of Paul McManus flush right next to first paragraph.]

For the six months ending June 30, 2004, John Hancock Core Equity Fund's Class A, Class B, Class C and Class I shares returned 1.58%, 1.20%, 1.20% and 1.87%, respectively, at net asset value. Meanwhile, the S&P 500 returned 3.44%, including reinvested dividends, while the return of the average large-cap core fund was 2.03%, according to Lipper, Inc.1 Keep in mind that your returns will differ from those listed above if you were not invested in the Fund for the entire period or did not reinvest all distributions. Historical performance information can be found on pages six and seven.

"Industrial holdings...
 were among the Fund's
 strongest contributors
 during the period."

TECHNOLOGY AND MEDIA HOLDINGS STRUGGLE

Semiconductor maker Intel was the largest detractor from the Fund's absolute returns. We thought that as the economy continued to improve, personal computer (PC) sales would see steady if unspectacular growth and PC-sensitive Intel would benefit as a result. What's more, we liked the fact that Intel was making the transition to a new production process that was expected to lower costs. However, investors appeared disappointed that the company didn't increase its earnings guidance during the period.

In the storage-software group, VERITAS Software also hurt our results.
Some accounting issues came to light, causing the company to restate its financial results for 2001 through 2003, and we sold the stock. Partly in sympathy with VERITAS, storage hardware and software maker EMC also declined, but we continued to like its prospects and maintained our position.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 13%, the second is Computers 11%, the third is Retail 8%, the fourth is Diversified operations 7% and the fifth is Oil & gas 7%.]

Among the Fund's consumer discretionary holdings, the shares of cable television provider Comcast and radio broadcaster Clear Channel
Communications struggled. Comcast was derailed partly due to uncertainty surrounding the company's unsuccessful bid to acquire media conglomerate Walt Disney. Meanwhile, Clear Channel was hurt by the failure of advertising revenues to recover as much as expected.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-04." The chart is divided into one section (from top to left): Common stocks 100%.]

INDUSTRIALS, ENERGY PROVIDE BOOST

Industrial holdings Tyco International, Boeing and Federal Express all were among the Fund's strongest contributors during the period. Tyco continued to rebound from the difficulties that plagued it as recently as mid-2002. New management brought much-needed stability, focusing on the company's core businesses while abandoning its aggressive acquisition strategy. Moreover, Tyco's balance sheet showed further improvement.

The shares of aerospace giant Boeing hit a two-year high in June, as the company announced that it had won a U.S. Navy contract valued at approximately $3.9 billion to develop a new fleet of patrol aircraft. Federal Express also finished the period on a strong note, its stock surging after the company raised its forecast for the fiscal year ended May 31, 2004, and reported strong fourth-quarter earnings. Despite rising fuel costs, the company effectively cut costs in other areas, while air-freight revenues were aided by the recovering economy.

Two large integrated energy holdings, Exxon Mobil and ConocoPhillips, rode high energy prices to healthy share-price gains, helping the Fund's performance. Moreover, the latter benefited from the synergies created by the 2002 merger of Conoco and Phillips Petroleum.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Tyco International followed by an up arrow with the phrase "Management refocusing on core businesses, reducing debt." The second listing is Intel followed by a down arrow with the phrase "Lack of upside earnings surprises, muted PC sales." The third listing is Clear Channel Communications followed by a down arrow with the phrase "Disappointing advertising revenues."]

LOOKING AHEAD

Over the near term, we look for corporate earnings growth to slow, as year-over-year comparisons become more difficult. Nevertheless, during the last two quarters of 2004, S&P 500 companies should be able to grow their earnings at a pace close to the average of 14.9% recorded from 1980 through the end of 2003, providing a reasonably favorable backdrop for the stock market. On the consumer side, we anticipate that the constructive trend in job growth should persist, supporting a healthy level of discretionary spending. On the business side, cost reductions and strengthened balance sheets should combine with moderately robust end-user demand to drive growth in capital expenditures consistent with an average economic expansion. In this context, we will continue to focus on the companies we feel offer the best value along with strong and improving fundamentals.

"...we will continue to focus
 on the companies we feel
 offer the best value along
 with strong and improving
 fundamentals."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
June 30, 2004

                              Class A      Class B      Class C      Class I 1
Inception date                6-10-91       9-7-95       5-1-98       3-1-02

Average annual returns with maximum sales charge (POP)
One year                        10.88%       10.91%       13.78%       17.43%
Five years                      -5.03%       -5.08%       -4.91%          --
Ten years                        9.18%          --           --           --
Since inception                    --         7.18%       -1.11%       -0.02%

Cumulative total returns with maximum sales charge (POP)
Six months                      -3.52%       -3.80%       -0.79%        1.87%
One year                        10.88%       10.91%       13.78%       17.43%
Five years                     -22.74%      -22.93%      -22.25%          --
Ten years                      140.77%          --           --           --
Since inception                    --        84.18%       -6.62%       -0.04%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. Effective July 15, 2004, the 1% up-front sales charge on Class C shares was eliminated. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

              Cum Value    Cum Value      S & P
               of $10K       of $10K       500
Plot Date     (No Load)     (W/Load)      Index
7-31-94        $10,268       $9,758      $10,328
12-31-94        10,220        9,712       10,487
6-30-95         12,154       11,550       12,607
12-31-95        14,022       13,325       14,428
6-30-96         15,482       14,712       15,885
12-31-96        17,000       16,156       17,741
6-30-97         19,729       18,749       21,397
12-31-97        21,962       20,871       23,660
6-30-98         26,120       24,822       27,851
12-31-98        28,296       26,890       30,421
6-30-99         31,150       29,602       34,188
12-31-99        31,797       30,217       36,823
6-30-00         31,721       30,144       36,667
12-31-00        29,332       27,874       33,470
6-30-01         27,986       26,595       31,229
12-31-01        26,142       24,843       29,492
6-30-02         23,215       22,061       25,611
12-31-02        20,169       19,167       22,974
6-30-03         21,711       20,632       25,676
12-31-03        24,944       23,704       29,564
6-30-04         25,337       24,077       30,582

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $30,582 as of June 30, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund, without sales charge (NAV) and is equal to $25,337 as of June 30, 2004. The third bar represents the same hypothetical $10,000 investment made in the John Hancock Core Equity Fund, with sales charge (POP) and is equal to $24,077 as of June 30, 2004.


                                    Class B 1    Class C 1    Class I 2
Period beginning                     9-7-95       5-1-98       3-1-02
Without sales charge                $18,418       $9,432       $9,996
With maximum sales charge           $18,418       $9,338       $9,996
Index                               $23,065      $11,138      $10,493

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of June 30, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2004
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                         SHARES           VALUE
COMMON STOCKS 99.90%                                                                                     $438,933,165
(Cost $350,458,696)

Advertising 0.39%                                                                                           1,730,292
Omnicom Group, Inc.                                                                            22,800       1,730,292

Aerospace 2.26%                                                                                             9,929,996
Boeing Co. (The)+                                                                             100,000       5,109,000
United Technologies Corp.                                                                      52,700       4,820,996

Automobile/Trucks 1.38%                                                                                     6,064,437
General Motors Corp.+                                                                          89,400       4,165,146
Magna International, Inc. (Class A) (Canada)                                                   22,300       1,899,291

Banks -- United States 5.71%                                                                               25,094,956
Bank of America Corp.                                                                         101,030       8,549,158
Bank One Corp.                                                                                 88,100       4,493,100
Golden West Financial Corp.                                                                    23,400       2,488,590
J.P. Morgan Chase & Co.+                                                                      124,100       4,811,357
SouthTrust Corp.                                                                               44,800       1,738,688
State Street Corp.                                                                             22,600       1,108,304
Wells Fargo & Co.                                                                              33,300       1,905,759

Beverages 2.91%                                                                                            12,779,364
Anheuser-Busch Cos., Inc.                                                                     111,000       5,994,000
Coca-Cola Co. (The)                                                                            77,100       3,892,008
PepsiCo, Inc.                                                                                  53,700       2,893,356

Broker Services 2.63%                                                                                      11,535,591
Goldman Sachs Group, Inc. (The)                                                                46,300       4,359,608
Merrill Lynch & Co., Inc.+                                                                     63,500       3,427,730
Morgan Stanley                                                                                 71,030       3,748,253

Building 0.39%                                                                                              1,729,350
Centex Corp.                                                                                   37,800       1,729,350

Chemicals 1.46%                                                                                             6,404,156
Dow Chemical Co. (The)                                                                        103,000       4,192,100
Rohm & Haas Co.                                                                                53,200       2,212,056

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Computers 11.17%                                                                                          $49,074,878
Accenture Ltd. (Class A) (Bermuda)*                                                           181,700       4,993,116
Automatic Data Processing, Inc.                                                                57,300       2,399,724
Cisco Systems, Inc.*                                                                          284,900       6,752,130
Dell, Inc.*                                                                                   162,100       5,806,422
Electronic Arts, Inc.*+                                                                        56,800       3,098,440
EMC Corp.*                                                                                    180,700       2,059,980
International Business Machines Corp.                                                          74,900       6,602,435
Intuit, Inc.*                                                                                  40,400       1,558,632
Microsoft Corp.                                                                               485,900      13,877,304
Oracle Corp.*                                                                                 161,500       1,926,695

Cosmetics & Personal Care 1.97%                                                                             8,643,754
Avon Products, Inc.+                                                                           51,600       2,380,824
Estee Lauder Cos., Inc. (The) (Class A)                                                        37,100       1,809,738
Procter & Gamble Co. (The)                                                                     81,800       4,453,192

Diversified Operations 7.22%                                                                               31,732,395
3M Co.+                                                                                        64,600       5,814,646
Eaton Corp.                                                                                    24,800       1,605,552
General Electric Co.                                                                          436,800      14,152,320
Honeywell International, Inc.                                                                  51,500       1,886,445
ITT Industries, Inc.                                                                           22,300       1,850,900
Tyco International Ltd.                                                                       193,800       6,422,532

Electronics 5.97%                                                                                          26,216,720
American Power Conversion Corp.                                                                65,400       1,285,110
Analog Devices, Inc.                                                                           51,500       2,424,620
Grainger (W.W.), Inc.+                                                                         28,100       1,615,750
Intel Corp.+                                                                                  402,400      11,106,240
Novellus Systems, Inc.*                                                                        24,500         770,280
RF Micro Devices, Inc.*+                                                                      156,800       1,176,000
Rockwell Automation, Inc.+                                                                     87,000       3,263,370
Sanmina-SCI Corp.*+                                                                           173,300       1,577,030
Texas Instruments, Inc.                                                                       124,000       2,998,320

Finance 5.25%                                                                                              23,046,455
Capital One Financial Corp.+                                                                   47,300       3,234,374
CIT Group, Inc.                                                                                61,300       2,347,177
Citigroup, Inc.                                                                               296,500      13,787,250
MBNA Corp.                                                                                    142,600       3,677,654

Furniture 0.34%                                                                                             1,506,444
Leggett & Platt, Inc.                                                                          56,400       1,506,444

Household 0.29%                                                                                             1,254,912
Maytag Corp.                                                                                   51,200       1,254,912

See notes to
financial statements.


9


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Insurance 6.19%                                                                                           $27,217,574
Allstate Corp. (The)                                                                           74,600       3,472,630
American International Group, Inc.                                                            114,000       8,125,920
Hartford Financial Services Group, Inc. (The)                                                  90,000       6,186,600
Lincoln National Corp.                                                                         30,000       1,417,500
Prudential Financial, Inc.                                                                    122,400       5,687,928
St. Paul Travelers Cos., Inc. (The)                                                            57,400       2,326,996

Leisure 0.30%                                                                                               1,311,798
Hilton Hotels Corp.                                                                            70,300       1,311,798

Manufacturing 0.59%                                                                                         2,602,870
Danaher Corp.                                                                                  50,200       2,602,870

Media 3.81%                                                                                                16,758,367
Clear Channel Communications, Inc.*                                                            24,200         894,190
Comcast Corp. (Class A)*                                                                      179,600       5,034,188
Disney (Walt) Co. (The)                                                                       145,100       3,698,599
IAC/InterActiveCorp.*+                                                                         42,600       1,283,964
Time Warner, Inc.*+                                                                           256,200       4,503,996
Tribune Co.                                                                                    29,500       1,343,430

Medical 12.67%                                                                                             55,643,883
Abbott Laboratories                                                                           105,400       4,296,105
AmerisourceBergen Corp.                                                                        22,900       1,368,962
Amgen, Inc.*                                                                                   60,400       3,296,028
Anthem, Inc.*+                                                                                 37,300       3,340,588
Biogen Idec, Inc.*+                                                                            34,400       2,175,800
Boston Scientific Corp.*                                                                       30,400       1,301,120
Genentech, Inc.*                                                                               21,200       1,191,440
Johnson & Johnson                                                                             178,700       9,953,590
Lilly (Eli) & Co.+                                                                             26,400       1,845,624
Medtronic, Inc.                                                                                21,100       1,027,992
Merck & Co., Inc.                                                                             129,800       6,165,500
Pfizer, Inc.                                                                                  306,800      10,517,104
St. Jude Medical, Inc.*                                                                        32,200       2,435,930
UnitedHealth Group, Inc.+                                                                      59,200       3,685,200
Zimmer Holdings, Inc.*+                                                                        34,500       3,042,900

Metal 0.45%                                                                                                 1,995,012
Alcoa, Inc.                                                                                    60,400       1,995,012

Mortgage Banking 1.92%                                                                                      8,453,680
Fannie Mae                                                                                     69,500       4,959,520
Freddie Mac                                                                                    55,200       3,494,160

Office 0.41%                                                                                                1,813,950
Xerox Corp.*                                                                                  125,100       1,813,950

Oil & Gas 6.70%                                                                                            29,448,642
BP Plc, American Depositary Receipt (United Kingdom)                                           24,900       1,333,893
ConocoPhillips                                                                                 74,300       5,668,347

See notes to
financial statements.


10


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Oil & Gas (continued)
Devon Energy Corp.                                                                             33,700      $2,224,200
Exxon Mobil Corp.                                                                             325,000      14,433,250
Murphy Oil Corp.                                                                               23,100       1,702,470
National-Oilwell, Inc.*                                                                        38,200       1,202,918
Pioneer Natural Resources Co.                                                                  50,400       1,768,032
Sempra Energy                                                                                  32,400       1,115,532

Paper & Paper Products 1.00%                                                                                4,374,960
Georgia-Pacific Corp.                                                                          54,000       1,996,920
International Paper Co.                                                                        53,200       2,378,040

Retail 7.56%                                                                                               33,229,574
Best Buy Co., Inc.                                                                             28,900       1,466,386
CDW Corp.                                                                                      60,000       3,825,600
Federated Department Stores, Inc.                                                              53,400       2,621,940
Gap, Inc. (The)+                                                                              101,500       2,461,375
Home Depot, Inc. (The)                                                                        220,000       7,744,000
Nordstrom, Inc.                                                                                60,000       2,556,600
Sysco Corp.                                                                                    44,300       1,589,041
TJX Cos., Inc. (The)+                                                                          74,200       1,791,188
Wal-Mart Stores, Inc.                                                                         125,900       6,642,484
Yum! Brands, Inc.                                                                              68,000       2,530,960

Shoes & Related Apparel 0.49%                                                                               2,143,725
Nike, Inc. (Class B)                                                                           28,300       2,143,725

Steel 0.39%                                                                                                 1,724,392
United States Steel Corp.                                                                      49,100       1,724,392

Telecommunications 4.38%                                                                                   19,262,011
BellSouth Corp.+                                                                              100,100       2,624,622
Lucent Technologies, Inc.*+                                                                   335,000       1,266,300
Motorola, Inc.+                                                                               280,200       5,113,650
Nextel Communications, Inc. (Class A)*+                                                        51,500       1,372,990
QUALCOMM, Inc.                                                                                 34,800       2,539,704
Sprint Corp.                                                                                   90,100       1,585,760
Verizon Communications, Inc.+                                                                 131,500       4,758,985

Textile 0.28%                                                                                               1,234,114
Liz Claiborne, Inc.                                                                            34,300       1,234,114

Tobacco 1.61%                                                                                               7,057,050
Altria Group, Inc.                                                                            141,000       7,057,050

Transport 0.59%                                                                                             2,581,404
FedEx Corp.                                                                                    31,600       2,581,404

Utilities 1.22%                                                                                             5,336,459
Constellation Energy Group, Inc.                                                               33,600       1,273,440
Edison International                                                                           54,900       1,403,793
PG&E Corp.*                                                                                    45,300       1,265,682
TXU Corp.                                                                                      34,400       1,393,544

See notes to
financial statements.


11


FINANCIAL STATEMENTS


                                                                               INTEREST    PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                             RATE    (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 17.98%                                                                             $79,014,129
(Cost $79,014,129)

Joint Repurchase Agreement 0.30%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated 06-30-04,
due 07-01-04 (secured by U.S. Treasury Inflation
Indexed Bonds 3.625% due 04-15-28 and 3.375%
due 04-15-32, U.S. Treasury Inflation Indexed Note
2.000% due 01-15-14)                                                           1.300%          $1,321       1,321,000


                                                                                               SHARES

Cash Equivalents 17.68%
AIM Cash Investment Trust**                                                                77,693,129      77,693,129

TOTAL INVESTMENTS 117.88%                                                                                $517,947,294

OTHER ASSETS AND LIABILITIES, NET (17.88%)                                                               ($78,588,945)

TOTAL NET ASSETS 100.00%                                                                                 $439,358,349


  * Non-income-producing security.

** Represents investment of securities lending collateral.

 + All or a portion of this security is on loan on June 30, 2004.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $429,472,825)
including $76,679,346 of securities loaned                       $517,947,294
Cash                                                                      207
Receivable for shares sold                                                962
Dividends and interest receivable                                     432,655
Other assets                                                           31,537

Total assets                                                      518,412,655

LIABILITIES
Payable for investments purchased                                     326,623
Payable for shares repurchased                                        372,279
Payable upon return of securities loaned                           77,693,129
Payable to affiliates
Management fees                                                       297,174
Distribution and service fees                                          41,062
Other                                                                 264,056
Other payables and accrued expenses                                    59,983

Total liabilities                                                  79,054,306

NET ASSETS
Capital paid-in                                                   530,745,115
Accumulated net realized loss on investments                     (178,821,911)
Net unrealized appreciation of investments                         88,474,469
Accumulated net investment loss                                    (1,039,324)

Net assets                                                       $439,358,349

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($195,737,184 [DIV] 7,589,573 shares)                          $25.79
Class B ($220,745,635 [DIV] 9,016,542 shares)                          $24.48
Class C ($21,344,380 [DIV] 872,128 shares)                             $24.47
Class I ($1,531,150 [DIV] 58,573 shares)                               $26.14

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($25.79 [DIV] 95%)                                           $27.15
Class C 2 ($24.47 [DIV] 99%)                                           $24.72

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

2 The up-front sales charge on Class C shares has been eliminated, effective July 15, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,392)             $3,310,084
Securities lending                                                     77,336
Interest                                                                6,394

Total investment income                                             3,393,814

EXPENSES
Investment management fees                                          1,714,447
Class A distribution and service fees                                 296,454
Class B distribution and service fees                               1,177,812
Class C distribution and service fees                                 111,761
Class A, B, and C transfer agent fees                                 979,218
Class I transfer agent fees                                               409
Accounting and legal services fees                                     63,056
Custodian fees                                                         38,238
Printing                                                               37,543
Registration and filing fees                                           22,934
Professional fees                                                      12,437
Miscellaneous                                                          11,729
Trustees' fees                                                         10,604
Securities lending fees                                                 1,893
Interest                                                                  387

Total expenses                                                      4,478,922
Less expense reductions                                               (59,611)

Net expenses                                                        4,419,311

Net investment loss                                                (1,025,497)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                   22,318,348
Change in net unrealized appreciation (depreciation)
of investments                                                    (15,123,424)

Net realized and unrealized gain                                    7,194,924

Increase in net assets from operations                             $6,169,427

1 Semiannual period from 1-1-04 through 6-30-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                     YEAR        PERIOD
                                                    ENDED         ENDED
                                                 12-31-03       6-30-04 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                           ($1,948,806)  ($1,025,497)
Net realized gain (loss)                       (7,989,147)   22,318,348
Change in net unrealized
appreciation (depreciation)                   103,805,059   (15,123,424)

Increase in net assets
resulting from operations                      93,867,106     6,169,427
From Fund share transactions                  (78,093,180)  (44,623,435)

NET ASSETS
Beginning of period                           462,038,431   477,812,357

End of period 2                              $477,812,357  $439,358,349

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Includes accumulated net investment loss of $13,827 and $1,039,324, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                                12-31-99    12-31-00    12-31-01    12-31-02    12-31-03     6-30-04 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $30.14      $33.21      $29.87      $26.61      $20.53      $25.39
Net investment loss 2                          (0.02)      (0.06)      (0.03)      (0.02)         -- 3     (0.01)
Net realized and unrealized
gain (loss) on investments                      3.72       (2.49)      (3.22)      (6.06)       4.86        0.41
Total from
investment operations                           3.70       (2.55)      (3.25)      (6.08)       4.86        0.40
Less distributions
From net realized gain                         (0.63)      (0.79)      (0.01)         --          --          --
Net asset value,
end of period                                 $33.21      $29.87      $26.61      $20.53      $25.39      $25.79
Total return 4 (%)                             12.37       (7.75)     (10.87)     (22.85)      23.67        1.58 5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $394        $373        $255        $184        $201        $196
Ratio of expenses
to average net assets (%)                       1.37        1.41        1.47        1.60        1.61        1.54 7
Ratio of adjusted expenses
to average net assets 8 (%)                       --          --          --          --          --        1.57 7
Ratio of net investment loss
to average net assets (%)                      (0.06)      (0.19)      (0.12)      (0.10)      (0.02)      (0.05) 7
Portfolio turnover (%)                            98          82          76          64 9        70          28

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


PERIOD ENDED                                12-31-99    12-31-00    12-31-01    12-31-02    12-31-03     6-30-04 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $29.75      $32.54      $29.06      $25.71      $19.70      $24.19
Net investment loss 2                          (0.24)      (0.27)      (0.22)      (0.18)      (0.15)      (0.09)
Net realized and unrealized
gain (loss) on investments                      3.66       (2.42)      (3.12)      (5.83)       4.64        0.38
Total from
investment operations                           3.42       (2.69)      (3.34)      (6.01)       4.49        0.29
Less distributions
From net realized gain                         (0.63)      (0.79)      (0.01)         --          --          --
Net asset value,
end of period                                 $32.54      $29.06      $25.71      $19.70      $24.19      $24.48
Total return 4 (%)                             11.59       (8.35)     (11.49)     (23.38)      22.79        1.20 5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $664        $499        $377        $253        $252        $221
Ratio of expenses
to average net assets (%)                       2.07        2.07        2.17        2.30        2.31        2.24 7
Ratio of adjusted expenses
to average net assets 8 (%)                       --          --          --          --          --        2.27 7
Ratio of net investment loss
to average net assets (%)                      (0.77)      (0.86)      (0.82)      (0.80)      (0.72)      (0.76) 7
Portfolio turnover (%)                            98          82          76          64 9        70          28

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                                12-31-99    12-31-00    12-31-01    12-31-02    12-31-03     6-30-04 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $29.75      $32.54      $29.05      $25.70      $19.69      $24.18
Net investment loss 2                          (0.25)      (0.28)      (0.22)      (0.18)      (0.15)      (0.09)
Net realized and unrealized
gain (loss) on investments                      3.67       (2.42)      (3.12)      (5.83)       4.64        0.38
Total from
investment operations                           3.42       (2.70)      (3.34)      (6.01)       4.49        0.29
Less distributions
From net realized gain                         (0.63)      (0.79)      (0.01)         --          --          --
Net asset value,
end of period                                 $32.54      $29.05      $25.70      $19.69      $24.18      $24.47
Total return 4 (%)                             11.59       (8.38)     (11.49)     (23.39)      22.80        1.20 5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                    $30         $32         $30         $23         $24         $21
Ratio of expenses
to average net assets (%)                       2.08        2.11        2.17        2.30        2.31        2.24 7
Ratio of adjusted expenses
to average net assets 8 (%)                       --          --          --          --          --        2.27 7
Ratio of net investment loss
to average net assets (%)                      (0.80)      (0.89)      (0.82)      (0.80)      (0.72)      (0.76) 7
Portfolio turnover (%)                            98          82          76          64 9        70          28

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES


PERIOD ENDED                                12-31-02 10  12-31-03     6-30-04 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $26.15       $20.63      $25.66
Net investment income 2                         0.06         0.12        0.07
Net realized and unrealized
gain (loss) on investments                     (5.58)        4.91        0.41
Total from
investment operations                          (5.52)        5.03        0.48
Net asset value,
end of period                                 $20.63       $25.66      $26.14
Total return 4 (%)                            (21.11) 5     24.38        1.87 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $2           $2          $2
Ratio of expenses
to average net assets (%)                       1.26 7       1.06        0.89 7
Ratio of net investment income
to average net assets (%)                       0.33 7       0.53        0.58 7
Portfolio turnover (%)                            64 9         70          28

 1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

 2 Based on the average of the shares outstanding.

 3 Less than $0.01 per share.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Not annualized.

 6 Total returns would have been lower had certain expenses not been reduced during the period shown.

 7 Annualized.

 8 Does not take into consideration expense reductions during the period shown.

 9 Excludes merger activity.

10 Class I shares began operations on 3-1-02.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Core Equity Fund (the "Fund") is a diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc. may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On June 30, 2004, the Fund loaned securities having a market value of $76,679,346 collateralized by cash in the amount of $77,693,129. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $200,317,193 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2007 -- $86,884, December 31, 2008 -- $26,140,645, December 31, 2009 -- $103,241,962, December 31, 2010 --
$50,126,412 and December 31, 2011 -- $20,721,290. Availability of a certain amount of this loss carryforward, which was acquired on June 7, 2002, in a merger with John Hancock Core Growth Fund and John Hancock Core Value Fund, may be limited in a given year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee
and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser has a subadvisory agreement with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). JHLICo is the Adviser's indirect parent. The Fund is not responsible for payment of the subadvisory fees.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset values. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $136,963 with regard to sales of Class A shares. Of this amount, $14,425 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $90,334 was paid as sales commissions to unrelated broker-dealers and $32,204 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. JHLICo is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $2,543 with regard to sales of Class C shares. Of this amount, $2,439 was paid as sales commissions to unrelated broker-dealers and $104 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2004, CDSCs received by JH Funds amounted to $231,973 for Class B shares and $883 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Class I average daily net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent fee for Class A, Class B and Class C shares was reduced by $59,611 during the period ended June 30, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $63,056. The Fund also paid the Adviser the amount of $281 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.


                                 YEAR ENDED 12-31-03          PERIOD ENDED 6-30-04 1
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                       1,443,454     $31,996,843       966,222     $24,640,245
Repurchased               (2,526,013)    (55,278,106)   (1,276,582)    (32,697,513)
Net decrease              (1,082,559)   ($23,281,263)     (310,360)    ($8,057,268)

CLASS B SHARES
Sold                       1,033,860     $21,723,013       401,255      $9,783,230
Repurchased               (3,468,393)    (72,391,813)   (1,782,113)    (43,238,951)
Net decrease              (2,434,533)   ($50,668,800)   (1,380,858)   ($33,455,721)

CLASS C SHARES
Sold                         144,802      $2,999,775        79,167      $1,934,948
Repurchased                 (346,116)     (7,150,753)     (183,531)     (4,460,151)
Net decrease                (201,314)    ($4,150,978)     (104,364)    ($2,525,203)

CLASS I SHARES
Sold                          19,107        $415,067         1,630         $42,442
Repurchased                  (19,233)       (407,206)      (24,144)       (627,685)
Net increase (decrease)         (126)         $7,861       (22,514)      ($585,243)

NET DECREASE              (3,718,532)   ($78,093,180)   (1,818,096)   ($44,623,435)

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2004, aggregated $127,231,437 and $172,133,608 respectively.

The cost of investments owned on June 30, 2004, including short-term investments, for federal income tax purposes was $429,763,848. Gross unrealized appreciation and depreciation of investments aggregated $92,389,317 and $4,205,871, respectively, resulting in net unrealized appreciation of $88,183,446. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

FOR YOUR
INFORMATION


TRUSTEES

Charles L. Ladner, Chairman*
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
Richard A. Farrell
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt
James A. Shepherdson

*Members of the Audit Committee

OFFICERS

James A. Shepherdson
President and
Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

HOW TO
CONTACT US

On the Internet                     www.jhfunds.com

By regular mail                     John Hancock Signature Services, Inc.
                                    1 John Hancock Way, Suite 1000
                                    Boston, MA 02217-1000

By express mail                     John Hancock Signature Services, Inc.
                                    Attn: Mutual Fund Image Operations
                                    529 Main Street
                                    Charlestown, MA 02129

Customer service
representatives                     1-800-225-5291

24-hour automated information       1-800-338-8080

TDD line                            1-800-554-6713

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                            1-800-225-5291

On the Fund's Web site              www.jhfunds.com/proxy

On the SEC's Web site               www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Core Equity Fund.


250SA  6/04
       8/04

JOHN HANCOCK
U.S. Global Leaders Growth Fund

6.30.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 10

For your information
page 25


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by nor-
mally investing at
least 80% of its
assets in the
stocks of compa-
nies the managers
regard as "U.S.
Global Leaders."

Over the last six months

* Stocks continued to gain ground thanks to a robust economic recovery and healthy earnings growth.

* The Fund outperformed the broad market and the average large-cap growth fund.

* The Fund's consumer staples and retail holdings posted the best results, while financial stocks lagged.

[Bar chart with heading "John Hancock U.S. Global Leaders Growth Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2004." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.28% total return for Class A. The second bar represents the 3.90% total return for Class B. The third bar represents the 3.90% total return for Class C. The fourth bar represents the 4.52% total return for Class I and the fifth bar represents the 4.09% total return for Class R. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 6.5%   Dell, Inc.
 6.1%   Staples, Inc.
 5.6%   Microsoft Corp.
 5.0%   Pfizer, Inc.
 5.0%   United Parcel Service, Inc. (Class B)
 4.9%   Home Depot, Inc. (The)
 4.9%   Anheuser-Busch Cos., Inc.
 4.9%   American International Group, Inc.
 4.7%   Colgate-Palmolive Co.
 4.4%   Medtronic, Inc.

As a percentage of net assets on June 30, 2004.

BY GEORGE P. FRAISE, GORDON M. MARCHAND, CFA, CIC, AND ROBERT L. ROHN, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
U.S. Global Leaders Growth Fund

U.S. stocks rallied during the first six months of 2004, extending their positive performance from 2003. The already-robust economic recovery continued to improve, providing a strong boost to corporate earnings growth. Nonetheless, the stock market struggled to move higher in the face of rising interest rates, surging oil prices and geopolitical friction. As a result, the major stock indexes generally posted single-digit gains for the period.

"...the stock market
 struggled to move
 higher in the face of
 rising interest rates,
 surging oil prices and
 geopolitical friction."

One key market trend that developed during the period was a rotation into quality. Investors began to shun some of the more speculative stocks that had been the market leaders in 2003 and shifted into higher-quality names. Renewed terrorism fears and violence in Iraq contributed to the flight to quality, but valuations also played a role. Investors took profits following the strong performance of lower-quality stocks and looked for more attractive values among highly rated equities.

FUND PERFORMANCE

For the six months ended June 30, 2004, John Hancock U.S. Global Leaders Growth Fund's Class A, Class B, Class C, Class I and Class R shares posted total returns of 4.28%, 3.90%, 3.90%, 4.52% and 4.09%, respectively, at net asset value. The average large-cap growth fund returned 2.35%, according to Lipper, Inc.1, while the Standard & Poor's 500 Index returned 3.44%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

WINDS OF CHANGE

The Fund's outperformance of the S&P 500 and its Lipper peer group average resulted from several favorable developments that emerged during the first half of 2004. The first was the rotation into quality mentioned previously. The high-quality companies that comprise the portfolio were direct beneficiaries of this shift in market sentiment.

[Photos of George Fraise, Gordon Marchand and Robert Rohn flush right at top of page.]

Another positive factor was the maturing economic recovery. One sign of a mature economic expansion that surfaced during the quarter was a rebound in job growth, which is usually one of the last segments of the economy to recover. As we mentioned in the previous report six months ago, the Fund tends to lag during the early stages of economic recovery as rapid profit growth provides a greater boost to companies with less stable earnings. However, as the recovery progresses, earnings growth typically flattens out, making profit comparisons more difficult. At this point, high-quality companies that deliver steady, sustainable earnings growth -- such as those in the portfolio -- tend to outperform.

Finally, the companies in the portfolio are well positioned for a rising interest rate environment. The Federal Reserve raised short-term interest rates at the end of the period -- its first rate hike in more than four years -- and long-term rates also rose. Higher rates have an adverse impact on companies that finance their growth with debt. The companies in the portfolio, however, have little debt and generate a substantial amount of cash, so they are largely unaffected by rising rates.

"The shift toward quality
 provided a boost to
 the consumer
 staples sector..."

CONSUMER PRODUCTS SHINE

The shift toward quality provided a boost to the consumer staples sector, and many of the portfolio's top performers came from this segment of the market. In particular, consumer products makers Colgate-Palmolive, Gillette and Procter & Gamble posted double-digit gains in the first half of the year. All three of these companies reported better-than-expected earnings during the period.

Retailers rounded out the portfolio's top five contributors to performance. Coffee retailer Starbucks was the best performer in the portfolio, gaining more than 30% after reporting consistent double-digit same-store sales growth. Given the stock's recent surge (up more than 110% in the last 18 months) and a less-compelling valuation, we have trimmed our Starbucks holdings somewhat. Office supply chain Staples also posted strong results thanks to a rebound in its core customer base of small and mid-sized businesses.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Retail 18%, the second is Medical 17%, the third is Computers 12%, the fourth is Cosmetics & personal care 9% and the fifth is Beverages 9%.]

FINANCIALS LAG

The portfolio's financial stocks detracted from performance. State Street, which provides custodial and administrative services to mutual fund companies, declined because up-front costs related to several new contracts put downward pressure on earnings. Marsh & McLennan also fell as a result of problems at its Putnam mutual fund unit. In both cases, however, we believe these are temporary issues that will resolve themselves over time.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-04." The chart is divided into two sections (from top to left): Common stocks 99% and Short-term investments & other 1%.]

PORTFOLIO CHANGES

The Fund sold one holding and added two more during the first half of 2004. Coincidentally, all three of the companies were in the health-care sector.

In February, we eliminated pharmaceutical giant Merck from the portfolio. Because of recent sales disappointments and little visibility in Merck's drug pipeline, we lacked conviction that the company would be able to return to an above-average earnings growth rate comparable to other portfolio holdings.

The two new additions were Medtronic and Genzyme. Medtronic, a medical technology company, dominates the global market for pacemakers, defibrillators and other medical devices used to treat cardiac disease. It is also the leader in the growing market for orthopedic devices used to treat spinal injuries. Genzyme is a biotechnology firm, and most of its products treat chronic diseases that afflict a small number of patients. By developing drugs for uncommon illnesses, the company is granted exclusive rights to provide treatment, which leads to predictable revenues and low business risk.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Wrigley followed by an up arrow with the phrase "Rising sales boost chewing-gum maker's profits." The second listing is Johnson & Johnson followed by an up arrow with the phrase "Medical conglomerate raises dividend and earnings forecast." The third listing is Tiffany followed by a down arrow with the phrase "Sales declines in Japan weigh on the jewelry retailer's stock price."]

OUTLOOK

The current market environment appears favorable for companies in the Fund. We have reached a point in both the economic cycle and the corporate profit cycle where high-quality companies with consistent, sustainable earnings growth are likely to become more attractive to investors. One of the great benefits of the portfolio is that its companies produce reliable, above-average earnings growth with a relatively low level of business risk. This is especially reassuring at a time when economic growth is moderating, profit growth is peaking and interest rates are rising. In addition, the valuations of portfolio companies remain compelling relative to the overall market.

"...the valuations of
 portfolio companies remain
 compelling relative to the
 overall market."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
June 30, 2004


                              Class A      Class B      Class C      Class I 1    Class R 1
Inception date                9-29-95      5-20-02      5-20-02      5-20-02       8-5-03
Average annual returns with maximum sales charge (POP)
One year                         9.02%        8.94%       11.83%       15.36%          --
Five years                      -0.13%          --           --           --           --
Since inception                 11.41%       -0.34%        0.60%        2.23%          --

Cumulative total returns with maximum sales charge (POP)
Six months                      -0.92%       -1.10%        1.85%        4.52%        4.09%
One year                         9.02%        8.94%       11.83%       15.36%          --
Five years                      -0.67%          --           --           --           --
Since inception                157.48%       -0.71%        1.27%        4.77%       16.12%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I or Class R shares. Effective July 15, 2004, the 1% up-front sales charge on Class C shares was eliminated. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

              Cum Value    Cum Value      S & P
               of $10K       of $10K       500
Plot Date     (No Load)     (W/Load)      Index
9-30-95        $10,000       $9,497      $10,422
12-31-95        10,673       10,136       11,049
6-30-96         12,083       11,475       12,165
12-31-96        13,122       12,461       13,586
6-30-97         16,468       15,639       16,386
12-31-97        18,459       17,530       18,119
6-30-98         22,594       21,457       21,329
12-31-98        24,363       23,137       23,298
6-30-99         25,930       24,625       26,182
12-31-99        26,284       24,961       28,200
6-30-00         26,658       25,316       28,080
12-31-00        27,375       25,997       25,632
6-30-01         25,252       23,981       23,916
12-31-01        25,505       24,221       22,586
6-30-02         24,292       23,069       19,614
12-31-02        21,805       20,708       17,594
6-30-03         23,625       22,436       19,663
12-31-03        26,000       24,692       22,641
6-30-04         27,112       25,748       22,472

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock U.S. Global Leaders Growth Fund, without sales charge (NAV) and is equal to $27,112 as of June 30, 2004. The second bar represents the same hypothetical $10,000 investment made in the John Hancock U.S. Global Leaders Growth Fund, with sales charge (POP) and is equal to $25,748 as of June 30, 2004. The third line represents the Standard & Poor's 500 Index and is equal to $22,472 as of June 30, 2004.


                              Class B      Class C 1    Class I 2    Class R 2
Period beginning              5-20-02      5-20-02      5-20-02       8-5-03
Without sales charge          $10,229      $10,229      $10,477      $11,612
With maximum sales charge      $9,929      $10,127      $10,477      $11,612
Index                         $10,843      $10,843      $10,843      $12,005

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of June 30, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2004
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                         SHARES           VALUE
COMMON STOCKS 98.62%                                                                                     $869,430,338
(Cost $722,302,229)

Beverages 9.26%                                                                                            81,673,160
Anheuser-Busch Cos., Inc.                                                                     797,800      43,081,200
Coca-Cola Co. (The)                                                                           764,500      38,591,960

Business Services 3.91%                                                                                    34,498,650
Automatic Data Processing, Inc.                                                               823,750      34,498,650

Computers 12.09%                                                                                          106,596,591
Dell, Inc.*+                                                                                1,597,250      57,213,495
Microsoft Corp.                                                                             1,729,100      49,383,096

Cosmetics & Personal Care 8.95%                                                                            78,888,463
Colgate-Palmolive Co. +                                                                       711,250      41,572,562
Gillette Co. (The) +                                                                          880,092      37,315,901

Finance 6.84%                                                                                              60,259,948
Marsh & McLennan Cos., Inc. +                                                                 495,200      22,472,176
State Street Corp. +                                                                          770,550      37,787,772

Food 3.44%                                                                                                 30,295,525
Wrigley (Wm.) Jr. Co. +                                                                       480,500      30,295,525

Insurance 4.86%                                                                                            42,857,955
American International Group, Inc.                                                            601,262      42,857,955

Medical 17.34%                                                                                            152,894,462
Abbott Laboratories                                                                           410,150      16,717,714
Genzyme Corp.* +                                                                              371,400      17,578,362
Johnson & Johnson +                                                                           638,300      35,553,310
Medtronic, Inc. +                                                                             795,400      38,751,888
Pfizer, Inc.                                                                                1,292,100      44,293,188

Retail 18.37%                                                                                             161,900,852
Home Depot, Inc. (The)                                                                      1,237,700      43,567,040
Staples, Inc.* +                                                                            1,820,125      53,347,864
Tiffany & Co.                                                                                 810,320      29,860,292
Wal-Mart Stores, Inc.                                                                         665,763      35,125,656

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Retail Restaurants 4.30%                                                                                  $37,950,214
Starbucks Corp.* +                                                                            872,820      37,950,214

Soap & Cleaning Preparations 4.26%                                                                         37,579,932
Procter & Gamble Co. (The) +                                                                  690,300      37,579,932

Transport 5.00%                                                                                            44,034,586
United Parcel Service, Inc. (Class B) +                                                       585,800      44,034,586


                                                                               INTEREST    PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                             RATE    (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 25.26%                                                                            $222,689,533
(Cost $222,689,533)

Joint Repurchase Agreement 2.75%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-04, due 07-01-04 (secured by
U.S. Treasury Inflation Indexed Bonds 3.625%
due 04-15-28 and 3.375% due 04-15-32,
U.S. Treasury Inflation Indexed Note 2.000%
due 01-15-14)                                                                  1.300%         $24,249      24,249,000


                                                                                               SHARES
Cash Equivalents 22.51%
AIM Cash Investment Trust**                                                               198,440,533     198,440,533

TOTAL INVESTMENTS 123.88%                                                                              $1,092,119,871

OTHER ASSETS AND LIABILITIES, NET (23.88%)                                                              ($210,541,714)

TOTAL NET ASSETS 100.00%                                                                                 $881,578,157


 + All or a portion of this security is on loan as of June 30, 2004.

 * Non-income-producing security.

** Represents investment of securities lending collateral.

   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $944,991,762)
including $194,723,708 of securities loaned                    $1,092,119,871
Cash                                                                      117
Receivable for shares sold                                          3,618,395
Dividends and interest receivable                                     514,980
Other assets                                                           29,416

Total assets                                                    1,096,282,779

LIABILITIES
Payable for investments purchased                                  14,852,599
Payable for shares repurchased                                        539,905
Payable upon return of securities loaned                          198,440,533
Payable to affiliates
Management fees                                                       584,382
Distribution and service fees                                          69,214
Other                                                                 205,469
Other payables and accrued expenses                                    12,520

Total liabilities                                                 214,704,622

NET ASSETS
Capital paid-in                                                   756,945,518
Accumulated net realized loss on investments                      (20,821,741)
Net unrealized appreciation of investments                        147,128,109
Accumulated net investment loss                                    (1,673,729)

Net assets                                                       $881,578,157

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($486,102,503 [DIV] 18,121,293 shares)                         $26.82
Class B ($187,146,227 [DIV] 7,087,690 shares)                          $26.40
Class C ($199,330,069 [DIV] 7,549,062 shares)                          $26.40
Class I ($7,533,836 [DIV] 278,598 shares)                              $27.04
Class R ($1,465,522 [DIV] 54,832 shares)                               $26.73

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($26.82 [DIV] 95%)                                           $28.23
Class C 2 ($26.40 [DIV] 99%)                                           $26.67

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

2 The up-front sales charge on Class C shares has been eliminated, effective July 15, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                          $4,665,096
Securities lending                                                    122,116
Interest                                                               88,542

Total investment income                                             4,875,754

EXPENSES
Investment management fees                                          2,966,395
Class A distribution and service fees                                 539,108
Class B distribution and service fees                                 870,483
Class C distribution and service fees                                 896,097
Class R distribution and service fees                                   1,514
Class A, B and C transfer agent fees                                  964,205
Class I transfer agent fees                                             1,458
Class R transfer agent fees                                             1,559
Accounting and legal services fees                                    108,302
Registration and filing fees                                           58,504
Custodian fees                                                         46,341
Printing                                                               37,260
Miscellaneous                                                          24,367
Trustees' fees                                                         15,972
Professional fees                                                      14,760
Securities lending fees                                                 2,996

Total expenses                                                      6,549,321

Net investment loss                                                (1,673,567)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                     (345,446)
Change in net unrealized appreciation (depreciation)
of Investments                                                     34,697,597

Net realized and unrealized gain                                   34,352,151

Increase in net assets from operations                            $32,678,584

1 Semiannual period from 1-1-04 through 6-30-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                     YEAR        PERIOD
                                                    ENDED         ENDED
                                                 12-31-03       6-30-04 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                           ($1,768,767)  ($1,673,567)
Net realized loss                             (11,747,802)     (345,446)
Change in net unrealized
appreciation (depreciation)                   113,898,806    34,697,597

Increase in net assets
resulting from operations                     100,382,237    32,678,584
From Fund share transactions                  254,934,590   127,950,157

NET ASSETS
Beginning of period                           365,632,589   720,949,416

End of period 2                              $720,949,416  $881,578,157

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Accumulated net investment loss of $162 and $1,673,729, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                         6-30-99 1   6-30-00 1   6-30-01 1   6-30-02 1,2  12-31-02 1,3    12-31-03     6-30-04 4
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                   $22.35      $25.65      $26.37      $24.98        $24.03          $21.57      $25.72
Net investment
income (loss) 5                        (0.13)      (0.07)      (0.14)      (0.09)         0.01              -- 6     (0.01)
Net realized and unrealized
gain (loss) on investments              3.43        0.79       (1.25)      (0.86)        (2.47)           4.15        1.11
Total from
investment operations                   3.30        0.72       (1.39)      (0.95)        (2.46)           4.15        1.10
Net asset value,
end of period                         $25.65      $26.37      $24.98      $24.03        $21.57          $25.72      $26.82
Total return 7 (%)                     14.77        2.81       (5.27)      (3.80) 8     (10.24) 8,9      19.24 8      4.28 9

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                          $1.29         $87         $81        $150          $237            $392        $486
Ratio of expenses
to average net assets (%)               1.31        1.31        1.38        1.37          1.27 10         1.35        1.32 10
Ratio of adjusted expenses
to average net assets 11 (%)              --          --          --        1.40          1.36 10         1.36          --
Ratio of net investment
income (loss) to average
net assets (%)                         (0.66)      (0.23)      (0.54)      (0.36)         0.07 10        (0.02)      (0.09) 10
Portfolio turnover (%)                    14          25           3           3             1              15           6

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


PERIOD ENDED                         6-30-02 1,12  12-31-02 1,3  12-31-03    6-30-04 4
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                   $25.81         $24.01        $21.47     $25.41
Net investment loss 5                  (0.02)         (0.07)        (0.18)     (0.11)
Net realized and unrealized gain
(loss) on investments                  (1.78)         (2.47)         4.12       1.10
Total from
investment operations                  (1.80)         (2.54)         3.94       0.99
Net asset value,
end of period                         $24.01         $21.47        $25.41     $26.40
Total return 7 (%)                     (6.97) 8,9    (10.58) 8,9    18.35 8     3.90 9

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                            $12            $73          $164       $187
Ratio of expenses
to average net assets (%)               2.13 10        2.02 10       2.10       2.07 10
Ratio of adjusted expenses
to average net assets 11 (%)            2.39 10        2.11 10       2.11         --
Ratio of net investment loss
to average net assets (%)              (0.93) 10      (0.67) 10     (0.77)     (0.84) 10
Portfolio turnover (%)                     3              1            15          6

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                         6-30-02 1,12  12-31-02 1,3   12-31-03    6-30-04 4
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                   $25.81         $24.01         $21.47     $25.41
Net investment loss 5                  (0.02)         (0.07)         (0.18)     (0.11)
Net realized and unrealized gain
(loss) on investments                  (1.78)         (2.47)          4.12       1.10
Total from
investment operations                  (1.80)         (2.54)          3.94       0.99
Net asset value,
end of period                         $24.01         $21.47         $25.41     $26.40
Total return 7 (%)                     (6.97) 8,9    (10.58) 8,9     18.35 8     3.90 9

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                             $6            $49           $160       $199
Ratio of expenses to
average net assets (%)                  2.12 10        2.02 10        2.10       2.07 10
Ratio of adjusted expenses
to average net assets 11 (%)            2.38 10        2.11 10        2.11         --
Ratio of net investment loss
to average net assets (%)              (0.96) 10      (0.67) 10      (0.77)     (0.84) 10
Portfolio turnover (%)                     3              1             15          6

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES


PERIOD ENDED                         6-30-02 1,12  12-31-02 1,3   12-31-03    6-30-04 4
Net asset value,
beginning of period                   $25.81         $24.04         $21.60     $25.87
Net investment income 5                 0.01           0.02           0.10       0.05
Net realized and unrealized gain
(loss) on investments                  (1.78)         (2.46)          4.17       1.12
Total from
investment operations                  (1.77)         (2.44)          4.27       1.17
Net asset value,
end of period                         $24.04         $21.60         $25.87     $27.04
Total return 7 (%)                     (6.86) 8,9    (10.15) 8,9     19.77       4.52 9

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                             $5             $6             $5         $8
Ratio of expenses to
average net assets (%)                  0.91 10        1.11 10        0.90       0.88 10
Ratio of adjusted expenses to
average net assets 11 (%)               1.17 10        1.20 10          --         --
Ratio of net investment income
to average net assets (%)               0.21 10        0.22 10        0.43       0.35 10
Portfolio turnover (%)                     3              1             15          6

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES

PERIOD ENDED                         12-31-03 12  6-30-04 4

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                    $23.02      $25.68
Net investment loss 5                   (0.04)      (0.07)
Net realized and unrealized
gain on investments                      2.70        1.12
Total from
investment operations                    2.66        1.05
Net asset value,
end of period                          $25.68      $26.73
Total return 7 (%)                      11.56 9      4.09 9

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                              -- 13       $1
Ratio of expenses
to average net assets (%)                1.75 10     1.85 10
Ratio of net investment loss
to average net assets (%)               (0.42) 10   (0.57) 10
Portfolio turnover (%)                     15           6

 1 Audited by previous auditor.

 2 Effective May 17, 2002, shareholders of the former U.S. Global Leaders
   Growth Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.

 3 Effective 12-31-02, the fiscal year changed from June 30 to December 31.

 4 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

 5 Based on the average of the shares outstanding.

 6 Less than $0.01 per share.

 7 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 8 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 9 Not annualized.

10 Annualized.

11 Does not take into consideration expense reductions during the periods shown.

12 Class B, Class C and Class I shares began operations on 5-20-02 and
   Class R on 8-5-03.

13 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting
policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At June 30, 2004, the Fund loaned securities having a market value of $194,723,708 collateralized by cash in the amount of $198,440,533. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $16,234,149 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2005 -- $524,262, December 31, 2006 -- $1,563,910, December 31, 2007 --
$3,019,154, December 31, 2008 -- $1,608,586, December 31, 2009 --
$651,190 and December 31, 2011 -- $8,867,047.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distri butions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.75% of the Fund's average daily net asset value.

The Adviser had agreed to limit the Fund's total expenses, excluding the distribution and service fees, to 0.86% of the Fund's average daily net asset value. There were no expense reductions related to the Fund's total expense limitation during the period ended June 30, 2004. In addition, the Adviser had agreed to limit the Class A expenses to 1.37% of the Class A average daily net asset value. There were no Class A-specific expense reductions during the period ended June 30, 2004. These limitations were terminated, effective May 17, 2004.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $1,010,204 with regard to sales of Class A shares. Of this amount, $155,440 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $768,507 was paid as sales commissions to unrelated broker-dealers and $86,257 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $167,793 with regard to sales of Class C shares. Of this amount, $164,703 was paid as sales commissions to unrelated broker-dealers and $3,090 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2004, CDSCs received by JH Funds amounted to $183,081 for Class B shares and $30,086 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. The Adviser had agreed to limit the Class A, Class B and Class C transfer agent fees to 0.26% of each respective class's average daily net asset value. There were no expense reductions related to this transfer agent fee limitation during the period ended June 30, 2004. This limitation was terminated, effective May 17, 2004. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Class R average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. There were no transfer agent fee reductions related to this transfer agent fee limitation during the period ended June 30, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $108,302. The Fund also paid the Adviser the amount of $849 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo. owned 4,344 Class R shares of beneficial interest of the Fund on June 30, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last three periods, along with the corresponding dollar value.


                                 YEAR ENDED 12-31-03          PERIOD ENDED 6-30-04 1
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                      10,923,460    $252,877,518     5,102,589    $133,540,709
Repurchased               (6,664,645)   (155,946,301)   (2,240,214)    (58,495,456)
Net increase               4,258,815     $96,931,217     2,862,375     $75,045,253

CLASS B SHARES
Sold                       4,086,870     $93,135,551     1,335,260     $34,450,264
Repurchased               (1,037,458)    (23,901,422)     (704,261)    (18,148,415)
Net increase               3,049,412     $69,234,129       630,999     $16,301,849

CLASS C SHARES
Sold                       4,687,309    $107,419,289     1,841,284     $47,457,831
Repurchased                 (693,363)    (16,065,967)     (570,254)    (14,680,290)
Net increase               3,993,946     $91,353,322     1,271,030     $32,777,541

CLASS I SHARES
Sold                         150,664      $3,448,808       120,319      $3,177,655
Repurchased                 (255,701)     (6,139,036)      (25,548)       (676,974)
Net increase (decrease)     (105,037)    ($2,690,228)       94,771      $2,500,681

CLASS R SHARES 2
Sold                           4,593        $106,150        52,647      $1,388,347
Repurchased                       --              --        (2,408)        (63,514)
Net increase                   4,593        $106,150        50,239      $1,324,833

NET INCREASE              11,201,729    $254,934,590     4,909,414    $127,950,157

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Class R shares began operations on 8-05-03.

NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2004, aggregated $172,756,499 and $43,534,829, respectively.

The cost of investments owned on June 30, 2004, including short-term investments, for federal income tax purposes, was $948,892,102. Gross unrealized appreciation and depreciation of investments aggregated $143,426,488 and $198,719, respectively, resulting in net unrealized appreciation of $143,227,769. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

-------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

-------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

-------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

For more complete information on any John Hancock fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery

FOR YOUR
INFORMATION

TRUSTEES

Charles L. Ladner, Chairman*
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
Richard A. Farrell
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt
James A. Shepherdson

*Members of the Audit Committee

OFFICERS

James A. Shepherdson
President and
Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Sustainable Growth Advisers, LP
3 Stamford Plaza
301 Tresser Boulevard, Suite 1310
Stamford, CT 06901

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service
representatives                   1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
U.S. Global Leaders Growth Fund.

260SA  6/04
       8/04

JOHN HANCOCK
Classic Value Fund

6.30.2004

Semiannual Report


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing at least
80% of its assets
in domestic equity
securities that
the subadviser
believes are
currently under-
valued relative to
the market, based
on estimated
future earnings
and cash flow.

Over the last six months

* Stocks posted modest gains thanks to a favorable economic environment.

* The Fund outperformed the overall market and a large-cap value index.

* The Fund's financial and health-care stocks were the top contributors to performance.

[Bar chart with heading "John Hancock Classic Value Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2004." The chart is scaled in increments of 5% with 0% at the bottom and 10% at the top. The first bar represents the 5.92% total return for Class A. The second bar represents the 5.53% total return for Class B. The third bar represents the 5.53% total return for Class C. The fourth bar represents the 6.16% total return for Class I and the fourth bar represents the 5.72% total return for Class R. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.7%   Freddie Mac
 4.6%   Hewlett-Packard Co.
 4.2%   Boeing Co. (The)
 4.0%   MetLife, Inc.
 4.0%   Computer Associates International, Inc.
 3.9%   Sara Lee Corp.
 3.7%   Loews Corp.
 3.6%   Citigroup, Inc.
 3.6%   Aon Corp.
 3.5%   Whirlpool Corp.

As a percentage of net assets on June 30, 2004.

BY THE PORTFOLIO MANAGEMENT TEAM AT PZENA INVESTMENT
MANAGEMENT, LLC

MANAGERS'
REPORT

JOHN HANCOCK
Classic Value Fund

On the heels of a sharp rally in 2003, the U.S. stock market posted modest gains during the first six months of 2004. The economic backdrop remained constructive for stocks -- the economic recovery strengthened, job growth rebounded and corporations continued to report strong earnings growth. However, the good news on the economic front was tempered by rising interest rates, higher inflation (largely due to surging oil prices), terrorism and the ongoing hostilities in Iraq. As a result, the major stock indexes posted single-digit gains during the six-month period.

"On the heels of a sharp
 rally in 2003, the U.S.
 stock market posted
 modest gains during
 the first six months
 of 2004."

Value stocks extended their four-year winning streak, outperforming growth-oriented issues in the first half of 2004. The broad Russell 3000 Value Index returned 4.23%, compared with the 2.96% return of the Russell 3000 Growth Index.

FUND PERFORMANCE

For the six months ended June 30, 2004, John Hancock Classic Value Fund's Class A, Class B, Class C, Class I and Class R shares posted total returns of 5.92%, 5.53%, 5.53%, 6.16% and 5.72%, respectively, at net asset value. By comparison, the Standard & Poor's 500 Index returned 3.44%, and the Russell 1000 Value Index returned 3.94%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

FUND STRATEGY

We select our investments from a universe of the 500 largest U.S.
stocks, with a focus on the most undervalued segments. We generally seek companies that display four key characteristics: (1) a low price relative to normal earnings; (2) current earnings that are below normal; (3) a credible plan to restore normal earnings; and (4) a solid business with a sustainable competitive advantage.

TRIMMING CYCLICALS

The main investment theme in the portfolio was a shift away from economically sensitive stocks and into more stable companies with steady earnings and cash flows. As 2003 came to a close, cyclical stocks had appreciated significantly in value and no longer dominated the most undervalued segment of the market. Consequently, we sold or reduced our positions in a number of cyclical stocks.

One example is Cooper Industries, an electrical equipment manufacturer that we sold after it reached our estimate of fair value. Cooper experienced an upturn in its business as the worldwide economic recovery accelerated spending on capital goods that Cooper manufactures.

Another holding that reached fair value during the period was agricultural products maker Monsanto. A stabilization of revenue in its flagship herbicide, Roundup, and significant gains in its bio-engineered seed business boosted its share price above our fair value target, so we sold the portfolio's entire stake.

"Financial stocks comprised
 the largest sector weight-
 ing in the portfolio, and
 several were among
 the best contributors to
 portfolio results."

We also lowered our weighting somewhat in aircraft manufacturer Boeing, one of the largest holdings in the portfolio and the top contributor to Fund performance during the period, following its strong return over the past 18 months. However, our outlook for the company is still very positive, and it remains one of our largest positions.

FINANCIALS PERFORM WELL

Financial stocks comprised the largest sector weighting in the portfolio, and several were among the best contributors to portfolio results. While investors are concerned about a rising interest rate environment, we focused on companies that are largely unaffected by interest rate fluctuations or that may benefit from higher rates over the long term.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Insurance 15%, the second is Finance 12%, the third is Diversified operations 9%, the fourth is Computer/computer services 9% and the fifth is Health-care services 8%.]

Many of the best-performing financial stocks in the portfolio were in the insurance industry. AON, an insurance brokerage firm, rebounded after a corporate restructuring began to show tangible results, while life insurer Torchmark benefited from higher premiums.

Another top contributor was Loews, a family-controlled conglomerate. Loews owns a 90% stake in CNA Insurance, which produces two-thirds of the company's revenues. Loews has long been undervalued based on the sum of its parts, but the market finally began to take note of this during the past six months.

HEALTH-CARE PICKS PAY OFF

We added more health-care stocks to the portfolio during the period. We established new positions in health service providers HCA and McKesson, as well as medical products maker Baxter International. All three of these stocks contributed positively to performance after joining the portfolio.

Other health-care holdings also performed well in the first half of the year. Cigna and Aetna, two managed-care providers, reported strong earnings gains. As a result, both stocks gained more than 20% during the period.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-04." The chart is divided into two sections (from top to left): Common stocks 96% and Short-term investments & other 4%.]

One of the biggest detractors to performance also came from the health-care sector -- pharmaceutical giant Bristol-Myers Squibb. Doubts about the quality of the company's drug pipeline weighed on the stock price. However, we believe that the current roster of drugs more than justifies the stock's valuation.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is ConocoPhillips followed by an up arrow with the phrase "Benefited from higher oil prices." The second listing is Freddie Mac followed by an up arrow with the phrase "Investors recognized regulatory fears are overdone." The third listing is Morgan Stanley followed by a down arrow with the phrase "Concerns about fixed-income business as interest rates rise."]

LAGGARDS

Other portfolio holdings that declined during the six-month period included BellSouth and Union Pacific. BellSouth, a major regional phone company, fell after Cingular Wireless -- which BellSouth owns jointly with SBC Communications -- agreed to acquire AT&T Wireless at a significant premium. We thought that the acquisition, combined with increased competition in BellSouth's core businesses, would prevent the company from meeting our earnings expectations. Consequently, we sold our position in the stock.

Railroad company Union Pacific also posted negative results. The economic recovery produced a substantial increase in demand for rail shipping, but the company struggled with crew shortages and other operational issues. Once these temporary problems are solved, however, we expect Union Pacific to benefit significantly from the increased traffic.

"We are...maintaining a
 lower risk profile for
 the portfolio."

OUTLOOK

The spread between the "cheap" and "expensive" segments of the market is now relatively narrow. Historically, low valuation spreads have resulted in periods of modest performance. We are therefore maintaining a lower risk profile for the portfolio.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

A LOOK AT
PERFORMANCE

For the period ended
June 30, 2004

                   Class A 1    Class B     Class C     Class I 2    Class R 2
Inception date     6-24-96     11-11-02    11-11-02    11-11-02      8-5-03

Average annual returns with maximum sales charge (POP)
One year             20.56%       20.94%      23.71%      27.41%         --
Five years           11.30%          --          --          --          --
Since inception      12.50%       27.33%      28.64%      30.90%         --

Cumulative total returns with maximum sales charge (POP)
Six months            0.61%        0.53%       3.51%       6.16%       5.72%
One year             20.56%       20.94%      23.71%      27.41%         --
Five years           70.83%          --          --          --          --
Since inception     157.11%       48.36%      50.86%      55.22%      26.03%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I or Class R shares. Effective July 15, 2004, the 1% up-front sales charge on Class C shares was eliminated. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 Effective November 8, 2002, shareholders of the former Pzena Focused
  Value Fund became owners of that number of full and fractional shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund. The performance of the former Pzena Focused Value Fund reflects stocks selected from the largest 1,000 publicly traded U.S. companies, whereas the Fund invests in stocks selected from the 500 largest such companies.

2 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

              Cum Value    Cum Value      S & P     Russell 1000
               of $10K       of $10K       500         Value
Plot Date     (No Load)     (W/Load)      Index        Index
6-30-96         $9,910       $9,411      $10,038      $10,008
12-31-96        11,067       10,510       11,211       11,327
6-30-97         12,721       12,081       13,521       13,329
12-31-97        13,786       13,092       14,951       15,312
6-30-98         14,797       14,052       17,600       17,173
12-31-98        13,004       12,349       19,224       17,705
6-30-99         15,052       14,294       21,605       19,984
12-31-99        13,042       12,385       23,269       19,006
6-30-00         13,452       12,775       23,171       18,202
12-31-00        17,721       16,829       21,151       20,339
6-30-01         19,210       18,243       19,734       20,083
12-31-01        20,036       19,028       18,637       19,202
6-30-02         20,108       19,096       16,185       18,285
12-31-02        18,760       17,815       14,518       16,221
6-30-03         21,336       20,262       16,225       18,098
12-31-03        25,561       24,274       18,683       21,093
6-30-04         27,074       25,711       19,310       21,983

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Classic Value Fund, without sales charge (NAV) and is equal to $27,074 as of June 30, 2004. The second line represents the same hypothetical $10,000 investment made in the John Hancock Classic Value Fund, with sales charge (POP) and is equal to $25,711 as of June 30, 2004. The third line represents the Russell 1000 Value Index and is equal to $21,983 as of June 30, 2004. The fourth line represents the Standard & Poor's 500 Index and is equal to $19,310 as of June 30, 2004.


                                 Class B     Class C 1   Class I 2   Class R 2
Period beginning                11-11-02    11-11-02    11-11-02      8-5-03
Without sales charge             $15,236     $15,236     $15,522     $12,603
With maximum sales charge        $14,836     $15,086     $15,522     $12,603
Index 1                          $13,405     $13,405     $13,405     $12,005
Index 2                          $13,929     $13,929     $13,929     $12,106

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of June 30, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Russell 1000 Value Index -- Index 2 -- is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

FINANCIAL STATEMENTS



FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2004
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER                                                                                         SHARES           VALUE
COMMON STOCKS 96.32%                                                                                     $964,432,186
(Cost $899,739,073)

Aerospace/Defense 4.19%                                                                                    41,994,703
Boeing Co. (The)+                                                                             821,975      41,994,703

Banks -- United States 5.02%                                                                               50,292,947
Bank of America Corp.                                                                         376,946      31,897,171
Comerica, Inc.+                                                                               335,200      18,395,776

Computers/Computer Services 8.57%                                                                          85,821,663
Computer Associates International, Inc.                                                     1,435,550      40,281,533
Hewlett-Packard Co.                                                                         2,158,300      45,540,130

Diversified Operations 9.00%                                                                               90,096,368
Cendant Corp.*+                                                                             1,005,825      24,622,596
Johnson Controls, Inc.                                                                        536,200      28,622,356
Loews Corp.                                                                                   614,600      36,851,416

Finance 11.93%                                                                                            119,443,047
CIT Group, Inc.                                                                               833,850      31,928,116
Citigroup, Inc.                                                                               772,075      35,901,487
MBIA, Inc.                                                                                    349,775      19,979,148
Morgan Stanley                                                                                599,475      31,634,296

Food--Misc./Diversified Operations 3.88%                                                                   38,893,333
Sara Lee Corp.                                                                              1,691,750      38,893,333

Health Care -- Services 7.72%                                                                              77,275,740
Aetna, Inc.                                                                                    97,525       8,289,625
CIGNA Corp.+                                                                                  342,250      23,550,222
HCA, Inc.                                                                                     707,425      29,421,806
McKesson Corp.+                                                                               466,475      16,014,087

Household Appliances 3.50%                                                                                 35,030,590
Whirlpool Corp.+                                                                              510,650      35,030,590

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Insurance 15.17%                                                                                         $151,859,244
Allstate Corp. (The)                                                                          562,150      26,168,082
Aon Corp.+                                                                                  1,249,625      35,576,824
MetLife, Inc.+                                                                              1,127,500      40,420,875
Radian Group, Inc.                                                                            200,000       9,580,000
Torchmark Corp.                                                                               326,050      17,541,490
XL Capital Ltd. (Class A) (Bermuda)                                                           299,125      22,571,973

Medical 4.66%                                                                                              46,663,258
Baxter International, Inc.                                                                    509,575      17,585,433
Bristol-Myers Squibb Co.+                                                                   1,186,850      29,077,825

Mortgage Banking 7.03%                                                                                     70,357,906
Fannie Mae                                                                                    328,275      23,425,704
Freddie Mac                                                                                   741,425      46,932,202

Oil & Gas 4.89%                                                                                            48,994,374
BP Plc, American Depositary Receipt (ADR) (United Kingdom)                                    564,075      30,217,498
ConocoPhillips+                                                                               246,125      18,776,876

Retail 2.54%                                                                                               25,465,669
RadioShack Corp.                                                                              889,475      25,465,669

Tobacco 1.25%                                                                                              12,537,525
Altria Group, Inc.                                                                            250,500      12,537,525

Transportation 3.01%                                                                                       30,103,994
Union Pacific Corp.                                                                           506,375      30,103,994

Utilities 3.96%                                                                                            39,601,825
SCANA Corp.                                                                                   248,325       9,031,580
Wisconsin Energy Corp.                                                                        937,450      30,570,245


                                                                              INTEREST     PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                            RATE       (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 16.89%                                                                            $169,141,766
(Cost $169,141,766)

Joint Repurchase Agreement 4.31%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-04, due 07-01-04 (secured by U.S.
Treasury Inflation Indexed Bonds, 3.625%
due 04-15-28 and 3.375% due 04-15-32, and
U.S. Treasury Inflation Indexed Note, 2.000%
due 01-15-14)                                                                 1.300%          $43,144      43,144,000


                                                                                               SHARES
Cash Equivalents 12.58%
AIM Cash Investment Trust**                                                               125,997,766     125,997,766

See notes to
financial statements.


9


FINANCIAL STATEMENTS



TOTAL INVESTMENTS 113.21%                                                                              $1,133,573,952

OTHER ASSETS AND LIABILITIES, NET (13.21%)                                                              ($132,229,165)

TOTAL NET ASSETS 100.00%                                                                               $1,001,344,787


 + All or a portion of this security is on loan on June 30, 2004.

 * Non-income-producing security.

** Represents investment of securities lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,068,880,839)
including $124,331,917 of securities loaned                   $1,133,573,952
Cash                                                                     313
Receivable for shares sold                                        19,118,648
Dividends and interest receivable                                  1,494,290
Receivable from affiliates                                            65,547
Other assets                                                          59,555

Total assets                                                   1,154,312,305

LIABILITIES
Payable for investments purchased                                 25,599,720
Payable for shares repurchased                                       410,275
Payable upon return of securities loaned                         125,997,766
Payable to affiliates
Management fees                                                      739,226
Distribution and service fees                                         65,256
Other                                                                123,437
Other payables and accrued expenses                                   31,838

Total liabilities                                                152,967,518

NET ASSETS
Capital paid-in                                                  929,511,336
Accumulated net realized gain on investments                       5,508,443
Net unrealized appreciation of investments                        64,693,113
Accumulated net investment income                                  1,631,895

Net assets                                                    $1,001,344,787

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding -- the Fund has an unlimited number of shares authorized with no par value
Class A ($566,387,295 [DIV] 26,376,849 shares)                        $21.47
Class B ($120,427,764 [DIV] 5,638,311 shares)                         $21.36
Class C ($225,470,941 [DIV] 10,555,662 shares)                        $21.36
Class I ($88,180,878 [DIV] 4,092,351 shares)                          $21.55
Class R ($877,909 [DIV] 40,962 shares)                                $21.43

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($21.47 [DIV] 95%)                                          $22.60
Class C 2 ($21.36 [DIV] 99%)                                          $21.58

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

2 The up-front sales charge on Class C shares has been eliminated, effective
  July 15, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                          $5,821,166
Interest                                                              140,043
Securities lending                                                     79,317

Total investment income                                             6,040,526

EXPENSES
Investment management fees                                          2,418,713
Class A distribution and service fees                                 377,033
Class B distribution and service fees                                 389,432
Class C distribution and service fees                                 721,471
Class R distribution and service fees                                   1,138
Class A, B and C transfer agent fees                                  497,617
Class I transfer agent fees                                             2,424
Class R transfer agent fees                                               797
Accounting and legal services fees                                     76,203
Registration and filing fees                                           72,206
Custodian fees                                                         37,946
Printing                                                               23,341
Professional fees                                                      16,518
Miscellaneous                                                          10,265
Trustees' fees                                                         10,072
Securities lending fees                                                 1,932

Total expenses                                                      4,657,108
Expense reductions                                                   (248,483)

Net expenses                                                        4,408,625

Net investment income                                               1,631,901

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                    5,441,392
Change in net unrealized appreciation (depreciation)
of investments                                                     26,234,783

Net realized and unrealized gain                                   31,676,175

Increase in net assets from operations                            $33,308,076

1 Semiannual period from 1-1-04 through 6-30-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                  YEAR          PERIOD
                                                 ENDED           ENDED
                                              12-31-03         6-30-04 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                         $963,027      $1,631,901
Net realized gain                            2,597,030       5,441,392
Change in net unrealized
appreciation (depreciation)                 37,956,269      26,234,783

Increase in net assets resulting
from operations                             41,516,326      33,308,076

Distributions to shareholders
From net investment income
Class A                                       (807,710)             --
Class B                                         (5,467)             --
Class C                                         (9,788)             --
Class I                                       (218,880)             --
Class R 2                                         (827)
From net realized gain
Class A                                       (766,453)             --
Class B                                       (260,233)             --
Class C                                       (465,855)             --
Class I                                       (138,792)             --
Class R 2                                       (1,002)
                                            (2,675,007)             --
From Fund share transactions               228,219,522     671,142,326

NET ASSETS
Beginning of period                         29,833,544     296,894,385

End of period 3                           $296,894,385  $1,001,344,787


1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Class R shares began operations on 8-5-03.

3 Includes accumulated (distributions in excess of) net investment income of ($6) and $1,631,895, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                            4-30-99 1   4-30-00 1   4-30-01 1   4-30-02 1  12-31-02 2,3  12-31-03   6-30-04 4
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                      $14.40      $11.83      $11.63      $16.08      $18.16        $15.07    $20.27
Net investment income (loss) 5            (0.05)      (0.06)       0.02        0.05        0.05          0.20      0.09
Net realized and unrealized
gain (loss) on investments                (2.02)       0.19        4.43        2.42       (2.68)         5.25      1.11
Total from
investment operations                     (2.07)       0.13        4.45        2.47       (2.63)         5.45      1.20
Less distributions
From net investment income                   --          --          --       (0.06)      (0.02)        (0.13)       --
From net realized gain                    (0.50)      (0.33)         --       (0.33)      (0.44)        (0.12)       --
                                          (0.50)      (0.33)         --       (0.39)      (0.46)        (0.25)       --
Net asset value,
end of period                            $11.83      $11.63      $16.08      $18.16      $15.07        $20.27    $21.47
Total return 6,7 (%)                     (14.03)       1.34       38.26       15.67      (14.00) 8      36.25      5.92 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                $7          $5         $11         $22         $22          $145      $566
Ratio of expenses
to average net assets (%)                  1.75        1.75        1.75        1.25        1.27 9        1.16      1.29 9
Ratio of adjusted expenses
to average net assets 10 (%)               2.60        2.99        2.81        2.01        2.57 9        1.52      1.38 9
Ratio of net investment
income (loss) to average
net assets (%)                            (0.41)      (0.47)       0.22        0.34        0.44 9        1.13      0.84 9
Portfolio turnover (%)                       47          50          78          38          47            25        13


See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

PERIOD ENDED                                12-31-02 11  12-31-03    6-30-04 4

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $14.11       $15.05     $20.24
Net investment income 5                           -- 12      0.07       0.01
Net realized and unrealized
gain on investments                             0.94         5.24       1.11
Total from
investment operations                           0.94         5.31       1.12
Less distributions
From net investment income                        --           -- 12      --
From net realized gain                            --        (0.12)        --
                                                  --        (0.12)        --
Net asset value,
end of period                                 $15.05       $20.24     $21.36
Total return 6,7 (%)                            6.66 8      35.36       5.53 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $1          $47       $120
Ratio of expenses
to average net assets (%)                       2.10 9       1.91       2.03 9
Ratio of adjusted expenses to
average net assets 10 (%)                       6.82 9       2.27       2.12 9
Ratio of net investment income
(loss) to average net assets (%)               (0.06) 9      0.38       0.06 9
Portfolio turnover (%)                            47           25         13

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

PERIOD ENDED                                12-31-02 11  12-31-03    6-30-04 4

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $14.11       $15.05     $20.24
Net investment income 5                           -- 12      0.07       0.01
Net realized and unrealized
gain on investments                             0.94         5.24       1.11
Total from
investment operations                           0.94         5.31       1.12
Less distributions
From net investment income                        --           -- 12      --
From net realized gain                            --        (0.12)        --
                                                  --        (0.12)        --
Net asset value,
end of period                                 $15.05       $20.24     $21.36
Total return 6,7 (%)                            6.66 8      35.36       5.53 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $1          $82       $225
Ratio of expenses
to average net assets (%)                       2.10 9       1.91       2.03 9
Ratio of adjusted expenses
to average net assets 10 (%)                    6.82 9       2.27       2.12 9
Ratio of net investment income
(loss) to average net assets (%)               (0.10) 9      0.39       0.07 9
Portfolio turnover (%)                            47           25         13

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS I SHARES

PERIOD ENDED                                12-31-02 11  12-31-03    6-30-04 4

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $14.11       $15.08     $20.30
Net investment income 5                         0.03         0.27       0.13
Net realized and unrealized
gain on investments                             0.94         5.26       1.12
Total from
investment operations                           0.97         5.53       1.25
Less distributions
From net investment income                        --        (0.19)        --
From net realized gain                            --        (0.12)        --
                                                  --        (0.31)        --
Net asset value,
end of period                                 $15.08       $20.30     $21.55
Total return 6,7 (%)                            6.87 8      36.81       6.16 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $6          $23        $88
Ratio of expenses
to average net assets (%)                       0.77 9       0.76       0.86 9
Ratio of adjusted expenses
to average net assets 10 (%)                    5.49 9       1.12       0.95 9
Ratio of net investment income
to average net assets (%)                       1.62 9       1.54       1.27 9
Portfolio turnover (%)                            47           25         13

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS R SHARES

PERIOD ENDED                                          12-31-03 11  6-30-04 4

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $17.20      $20.27
Net investment income 5                                   0.05        0.04
Net realized and unrealized
gain on investments                                       3.24        1.12
Total from
investment operations                                     3.29        1.16
Less distributions
From net investment income                               (0.10)         --
From net realized gain                                   (0.12)         --
                                                         (0.22)         --
Net asset value,
end of period                                           $20.27      $21.43
Total return 6,7 (%)                                     19.21 8      5.72 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               -- 13       $1
Ratio of expenses
to average net assets (%)                                 1.55 9      1.70 9
Ratio of adjusted expenses
to average net assets 10 (%)                              1.91 9      1.79 9
Ratio of net investment income
to average net assets (%)                                 0.69 9      0.35 9
Portfolio turnover (%)                                      25          13

 1 Audited by previous auditors.

 2 Effective 11-8-02, shareholders of the former Pzena Focused Value
   Fund became owners of an equal number of full and fractional shares of Class A shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund.

 3 Effective 12-31-02, the fiscal year changed from April 30 to December
   31.

 4 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

 5 Based on the average of the shares outstanding.

 6 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 7 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 8 Not annualized.

 9 Annualized.

10 Does not take into consideration expense reductions during the periods shown.

11 Class B, Class C and Class I shares began operations on 11-1-02.
   Class R share began operations 8-5-03.

12 Less than $0.01 per share.

13 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Classic Value Fund (the "Fund") is a non-diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At June 30, 2004, the Fund loaned securities having a market value of $124,331,917 collateralized by cash in the amount of $125,997,766. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of

America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.85% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with Pzena Investment Management, LLC. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's total expenses, excluding distribution and service fees, and transfer agent fees, to 0.85% of the Fund's average daily net asset value, at least until November 8, 2004. Accordingly, the expense reductions related to this total expense limitation amounted to $248,483 for the period ended June 30, 2004. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $2,628,461 with regard to sales of Class A shares. Of this amount, $408,952 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,128,937 was paid as sales commissions to unrelated broker-dealers and $90,572 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $697,062 with regard to sales of Class C shares. Of this amount, $694,904 was paid as sales commissions to unrelated broker-dealers and $2,158 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2004, CDSCs received by JH Funds amounted to $61,712 for Class B shares and $18,953 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. The Adviser has agreed to limit Class A, Class B and Class C transfer agent fees to 0.19% of each respective class's average daily net asset value until November 8, 2004. There were no expense reductions related to Class A, Class B and Class C transfer agent fee limitation during the period ended June 30, 2004. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class R average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. There were no transfer agent fee reductions during the period ended June 30, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $76,203. The Fund also paid the Adviser the amount of $335 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 5,814 Class R shares of beneficial interest of the Fund on June 30, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                                        YEAR ENDED 12-31-03              PERIOD ENDED 6-30-04 1
                                 SHARES              AMOUNT         SHARES             AMOUNT
CLASS A SHARES
Sold                          6,382,825        $114,581,606     20,335,050       $426,024,358
Distributions reinvested         76,839           1,491,452             --                 --
Repurchased                    (772,063)        (13,628,372)    (1,107,334)       (23,069,374)
Net increase                  5,687,601        $102,444,686     19,227,716       $402,954,984

CLASS B SHARES
Sold                          2,360,842         $41,628,572      3,642,552        $75,992,836
Distributions reinvested         12,743             246,965             --                 --
Repurchased                    (121,150)         (2,122,833)      (315,025)        (6,528,555)
Net increase                  2,252,435         $39,752,704      3,327,527        $69,464,281

CLASS C SHARES
Sold                          4,106,492         $74,306,967      6,768,682       $141,286,986
Distributions reinvested         16,080             311,644             --                 --
Repurchased                    (135,204)         (2,426,343)      (247,317)        (5,145,108)
Net increase                  3,987,368         $72,192,268      6,521,365       $136,141,878

CLASS I SHARES
Sold                            803,360         $14,643,212      3,260,833        $68,609,669
Distributions reinvested         14,797             287,503             --                 --
Repurchased                     (79,526)         (1,247,418)      (320,196)        (6,716,299)
Net increase                    738,631         $13,683,297      2,940,637        $61,893,370

CLASS R SHARES 2
Sold                              8,192            $146,041         37,651           $791,046
Distributions reinvested             27                 526             --                 --
Repurchased                          --                  --         (4,908)          (103,233)
Net increase                      8,219            $146,567         32,743           $687,813

NET INCREASE                 12,674,254        $228,219,522     32,049,988       $671,142,326


1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Class R shares began operations on 8-5-03.


NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2004, aggregated $720,467,822 and $70,212,359, respectively.

The cost of investments owned on June 30, 2004, including short-term investments, for federal income tax purposes, was $1,068,880,839. Gross unrealized appreciation and depreciation of investments aggregated $68,181,060 and $3,487,947, respectively, resulting in net unrealized appreciation of $64,693,113.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

For more complete information on any John Hancock fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

FOR YOUR
INFORMATION


TRUSTEES

Charles L. Ladner, Chairman*
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
Richard A. Farrell
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt
James A. Shepherdson

*Members of the Audit Committee

OFFICERS

James A. Shepherdson
President and
Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Pzena Investment Management, LLC
120 West 45th Street, 34th Floor
New York, New York 10036

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com


Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Classic Value Fund.


380SA    6/04
         8/04

JOHN HANCOCK
Large Cap Select Fund

6.30.2004

Semiannual Report


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by nor-
mally investing at
least 80% of its
assets in equity
securities of large-
capitalization
companies with
market capitaliza-
tions in excess of
$5 billion.

Over the last six months

* Stocks posted anemic returns due to worries over interest rates, inflation and the economy.

* A focus on high-quality companies helped Fund performance.

* An overweighting in consumer staples companies aided Fund returns.

[Bar chart with heading "John Hancock Large Cap Select Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2004." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The first bar represents the 3.20% total return for Class A. The second bar represents the 2.87% total return for Class B. The third bar represents the 2.87% total return for Class C. The fourth bar represents the 3.42% total return for Class I and the fourth bar represents the 2.92% total return for Class R. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.3%   Berkshire Hathaway, Inc. (Class A)
 4.0%   General Electric Co.
 3.9%   Home Depot, Inc. (The)
 3.8%   Coca-Cola Co. (The)
 3.8%   Pfizer, Inc.
 3.7%   Wal-Mart Stores, Inc.
 3.6%   Harley-Davidson, Inc.
 3.6%   Anheuser-Busch Cos., Inc.
 3.5%   Wrigley (Wm.) Jr. Co.
 3.5%   Johnson & Johnson

As a percentage of net assets on June 30, 2004.

MANAGERS'
REPORT

BY JOHN J. MCCABE AND MARK T. TRAUTMAN, PORTFOLIO MANAGERS

JOHN HANCOCK
Large Cap Select Fund

Uncertainty over interest rates, inflation and global politics muted stock returns during the first half of 2004, although evidence of a strengthening national and global economy led most stock market benchmarks to positive returns for the period. High-quality large-company stocks -- which are the focus of the Fund -- gained ground as the period wore on, relative to the small-company stocks that dominated last year's rally. Although small caps outperformed over the six-month period, larger companies became increasingly more attractive to investors during the period because they offered welcome shelter as the speculative fervor fueling the 2003 small-cap rally was replaced by a growing appetite for quality companies with strong balance sheets and predictable earnings.

"Uncertainty over inter
 est rates, inflation and
 global politics muted
 stock returns during the
 first half of 2004..."

PERFORMANCE

For the six-month period ended June 30, 2004, John Hancock Large Cap Select Fund's Class A, Class B, Class C, Class I and Class R shares posted total returns of 3.20%, 2.87%, 2.87%, 3.42% and 2.92%, respectively, at net asset value. That compared with the 2.03% of the average large-cap core fund, according to Lipper, Inc.1 and the 3.44% return for the Standard & Poor's 500 Index. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

LEADERS

At the core of our investment philosophy is a preference for companies with strong business fundamentals, consistent earnings growth over time and stock prices at or below what we view as their estimated fair value. That approach and its rewards were demonstrated by the strong six-month returns of our holdings in motorcycle maker Harley-Davidson. We purchased the company's shares last year after they had slipped in response to concerns over Harley's ability to top itself after a very strong 2003, the company's 100th anniversary. Since then, the company has continued to post better-than-expected earnings and sales growth. Another example of a once out-of-favor stock we liked was General Dynamics, which we bought when its stock price had faltered in response to slack demand for its Gulfstream business jets amid weak economic conditions. In the first six months of 2004, the company has enjoyed impressive earnings growth thanks to revenue gains in the company's marine, combat, aerospace, systems and technology units.

[Photos of John McCabe and Mark Trautman flush right at top of page.]

CONSUMER STAPLES OVERWEIGHT,
TECH UNDERWEIGHT

To the benefit of the Fund's performance during the six-month period, our focus on companies with stable earnings growth led to an overweighting in consumer staples companies and an underweighting in technology companies relative to the S&P 500. Some of our top performers included Wm. Wrigley Jr. Co., the world's largest chewing gum maker, and Gillette Co., the maker of razors and shaving products, oral-care products, and Duracell batteries, among other consumer goods. Our holdings in Wrigley benefited from strong sales in its core chewing gum products, as well as promising results from new products such as mints. Shares of Gillette, meanwhile, were buoyed by strong sales of many of its products, with its dominant worldwide market share in razors holding steady and its growth in revenues from Mach3 and Venus razor products outstripping sales of the category. Consumer goods giant Procter & Gamble also was among our winners, delivering strong earnings results. Not only did our underweighting in technology stocks help, but our focus on the highest-quality, most stable names within the group -- including ADP, First Data and Microsoft -- also benefited performance.

"We also enjoyed good gains
 from some of our holdings
 that benefited from an
 improving economy."

We also enjoyed good gains from some of our holdings that benefited from an improving economy. Illinois Tool Works Inc., whose products range from fasteners to food-service equipment, benefited from strong sales and earnings gains. The company reported that revenue from its base or core businesses increased 10 percent, boosted by strength in North American and international markets. Oil giant Exxon Mobil also turned in strong results, thanks in large measure to rising energy prices and stronger worldwide demand.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 16%, the second is Finance 9%, the third is Retail 8%, the fourth is Beverages 7% and the fifth is Business services 6%.]

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-04." The chart is divided into two sections (from top to left): Common stocks 96% and Short-term investments & other 4%.]

DISAPPOINTMENTS

On the flip side, a few of our long-term holdings took a breather, as investors took profits in some of last year's best gainers. Our holdings in marketing conglomerate Omnicom, for example, posted losses for the six-month period despite the company's ability to generate higher earnings. Our view is that Omnicom's shares have been unduly punished due to worries over the fragmentation of advertising audiences, and that its diversification across many marketing functions positions it well to maintain its status as an industry leader. Our shares in Wendy's fell victim to concerns over weaker-than-expected same-store sales numbers and concerns over heightened competition. Despite that short-term setback, we remain committed to the company because we believe its reputation for high quality, coupled with new menu items, will help drive earnings going forward. We're also excited about the early success and prospects for Wendy's subsidiary holding Tim Hortons, a Canadian-based coffee and fresh baked-goods food chain. State Street Corp., the world's leading specialist in providing institutional investors with investment servicing, investment management and investment research and trading, also fell victim to profit-taking, a trend we think will be short-lived given the company's long-term history of posting attractive rates of earnings growth.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Harley-Davidson followed by an up arrow with the phrase "Stronger-then-expected revenues boost earnings." The second listing is General Dynamics followed by an up arrow with the phrase "Increased demand for many products fuels earnings growth." The third listing is Omnicom followed by a down arrow with the phrase "Profit-taking hurts shares despite earnings improvement."]

OUTLOOK

We remain optimistic about the companies we own for the balance of 2004. In our view, the global economy is in the early stages of an expansion. Part of our optimism stems from the fact that we're beginning to see evidence that business spending is on the rise in developed economies such as the United States, Europe and Japan. What's more, emerging markets are exhibiting strong economic growth, particularly India and China, which together make up more than one-third of the world's population. Better economic trends, coupled with a relatively cheap U.S. dollar, should translate into reasonably strong financial trends for the types of companies we emphasize. We also believe that the recently reduced federal income tax rate on certain dividend income will continue to foster strong demand for the dividend-producing stocks we favor.

"We remain optimistic about
 the companies we own for
 the balance of 2004."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
June 30, 2004

                    Class A 1   Class B     Class C     Class I 2    Class R 2
Inception date     12-31-64     8-25-03     8-25-03     8-25-03      11-3-03

Average annual returns with maximum sales charge (POP)
One year              10.75%         --          --          --           --
Five years            -0.02%         --          --          --           --
Ten years             10.67%         --          --          --           --
Since inception          --          --          --          --           --

Cumulative total returns with maximum sales charge (POP)
Six months            -1.97%      -2.13%       0.85%       3.42%        2.92%
One year              10.75%         --          --          --           --
Five years            -0.09%         --          --          --           --
Ten years            175.49%         --          --          --           --
Since inception          --        7.72%      10.63%      13.77%        7.61%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares or Class R shares. Effective July 15, 2004, the 1% up-front sales charge on Class C shares was eliminated. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 Effective August 22, 2003, shareholders of the former M.S.B. Fund,
  Inc. became owners of that number of full and fractional shares of Class A shares of the John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.

2 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

              Cum Value    Cum Value      S & P
               of $10K       of $10K       500
Plot Date     (No Load)     (W/Load)      Index
7-31-94        $10,541      $10,013      $10,328
12-31-94        10,230        9,717       10,487
6-30-95         11,505       10,928       12,607
12-31-95        12,784       12,143       14,428
6-30-96         14,243       13,528       15,885
12-31-96        15,492       14,715       17,741
6-30-97         17,858       16,963       21,397
12-31-97        19,966       18,964       23,660
6-30-98         23,026       21,871       27,851
12-31-98        26,246       24,930       30,421
6-30-99         27,577       26,194       34,188
12-31-99        27,765       26,373       36,823
6-30-00         26,791       25,448       36,667
12-31-00        29,341       27,870       33,470
6-30-01         27,232       25,867       31,229
12-31-01        28,247       26,831       29,492
6-30-02         26,518       25,188       25,611
12-31-02        23,989       22,786       22,974
6-30-03         24,884       23,636       25,676
12-31-03        28,104       26,694       29,564
6-30-04         29,004       27,549       30,582

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $30,582 as of June 30, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Select Fund, without sales charge (NAV) and is equal to $29,004 as of June 30, 2004. The third line represents the same hypothetical $10,000 investment made in the John Hancock Large Cap Select Fund, with sales charge (POP) and is equal to $27,549 as of June 30, 2004.


                              Class B      Class C      Class I 1    Class R 1
Period beginning              8-25-03      8-25-03      8-25-03      11-3-03
Without sales charge          $11,272      $11,272      $11,377      $10,761
With maximum sales charge     $10,772      $11,063      $11,377      $10,761
Index                         $11,650      $11,650      $11,650      $10,896

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of June 30, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2004
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                         SHARES           VALUE
COMMON STOCKS 95.56%                                                                                      $69,005,930
(Cost $52,988,404)

Advertising 3.15%                                                                                           2,276,700
Omnicom Group, Inc.                                                                            30,000       2,276,700

Aerospace/Defense 3.03%                                                                                     2,184,600
General Dynamics Corp.                                                                         22,000       2,184,600

Beverages 7.43%                                                                                             5,368,400
Anheuser-Busch Cos., Inc.                                                                      48,000       2,592,000
Coca-Cola Co. (The)                                                                            55,000       2,776,400

Business Services 6.40%                                                                                     4,618,440
Automatic Data Processing, Inc.                                                                55,000       2,303,400
First Data Corp.+                                                                              52,000       2,315,040

Computers/Computer Services 3.36%                                                                           2,427,600
Microsoft Corp.                                                                                85,000       2,427,600

Cosmetics & Personal Care 5.82%                                                                             4,200,240
Gillette Co. (The)                                                                             40,000       1,696,000
Procter & Gamble Co. (The)                                                                     46,000       2,504,240

Diversified Operations 4.04%                                                                                2,916,000
General Electric Co.                                                                           90,000       2,916,000

Finance 9.18%                                                                                               6,632,400
American Express Co.                                                                           40,000       2,055,200
State Street Corp.                                                                             50,000       2,452,000
Washington Mutual, Inc.+                                                                       55,000       2,125,200

Food--Misc./Diversified Operations 6.22%                                                                    4,494,850
SYSCO Corp.                                                                                    55,000       1,972,850
Wrigley (Wm.) Jr. Co.                                                                          40,000       2,522,000

Insurance 4.31%                                                                                             3,113,250
Berkshire Hathaway, Inc. (Class A)*                                                                35       3,113,250

Leisure 3.60%                                                                                               2,601,480
Harley-Davidson, Inc.                                                                          42,000       2,601,480

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Linen Supply & Related Items 2.97%                                                                         $2,145,150
Cintas Corp.+                                                                                  45,000       2,145,150

Machinery 3.32%                                                                                             2,397,250
Illinois Tool Works, Inc.                                                                      25,000       2,397,250

Media 3.17%                                                                                                 2,290,950
Gannett Co., Inc.                                                                              27,000       2,290,950

Medical 16.03%                                                                                             11,573,720
Abbott Laboratories                                                                            57,000       2,323,320
Cardinal Health, Inc.                                                                          30,000       2,101,500
Johnson & Johnson                                                                              45,000       2,506,500
Merck & Co., Inc.                                                                              40,000       1,900,000
Pfizer, Inc.                                                                                   80,000       2,742,400

Oil & Gas 3.08%                                                                                             2,220,500
Exxon Mobil Corp.                                                                              50,000       2,220,500

Retail 7.55%                                                                                                5,454,000
Home Depot, Inc. (The)                                                                         80,000       2,816,000
Wal-Mart Stores, Inc.                                                                          50,000       2,638,000

Retail-Restaurants 2.90%                                                                                    2,090,400
Wendy's International, Inc.                                                                    60,000       2,090,400


                                                                               INTEREST    PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                             RATE    (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 12.74%                                                                              $9,201,939
(Cost $9,201,939)

Joint Repurchase Agreement 4.51%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-04, due 07-01-04 (secured by U.S.
Treasury Inflation Indexed Bonds, 3.625%
due 04-15-28 and 3.375% due 04-15-32, and
U.S. Treasury Inflation Indexed Note, 2.000%
due 01-15-14)                                                                  1.300%          $3,261       3,261,000


                                                                                               SHARES
Cash Equivalents 8.23%
AIM Cash Investment Trust**                                                                 5,940,939       5,940,939

See notes to
financial statements.


9


FINANCIAL STATEMENTS


TOTAL INVESTMENTS 108.30%                                                                                 $78,207,869

OTHER ASSETS AND LIABILITIES, NET (8.30%)                                                                 ($5,990,462)

TOTAL NET ASSETS 100.00%                                                                                  $72,217,407


 + All or a portion of this security is on loan on June 30, 2004.

 * Non-income-producing security.

** Represents investment of securities lending collateral.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $62,190,343)
including $5,826,450 of securities loaned                         $78,207,869
Cash                                                                       58
Receivable for shares sold                                            398,099
Dividends and interest receivable                                     102,378
Receivable from affiliates                                                552
Other assets                                                           16,872

Total assets                                                       78,725,828

LIABILITIES
Payable for investments purchased                                     461,788
Payable for shares repurchased                                         17,856
Payable upon return of securities loaned                            5,940,939
Payable to affiliates
Management fees                                                        48,092
Distribution and service fees                                           3,066
Other                                                                  13,827
Other payables and accrued expenses                                    22,853

Total liabilities                                                   6,508,421

NET ASSETS
Capital paid-in                                                    54,503,175
Accumulated net realized gain on investments                        1,678,990
Net unrealized appreciation of investments                         16,017,526
Accumulated net investment income                                      17,716

Net assets                                                        $72,217,407

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding -- the Fund has an unlimited number of shares authorized with
no par value
Class A ($61,891,052 [DIV] 3,368,871 shares)                           $18.37
Class B ($4,902,899 [DIV] 268,399 shares)                              $18.27
Class C ($2,096,929 [DIV] 114,805 shares)                              $18.27
Class I ($3,212,446 [DIV] 174,235 shares)                              $18.44
Class R ($114,081 [DIV] 6,230 shares)                                  $18.31

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($18.37 [DIV] 95%)                                           $19.34
Class C 2 ($18.27 [DIV] 99%)                                           $18.45

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

2 The up-front sales charge on Class C shares has been eliminated, effective July 15, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                            $455,060
Interest                                                               15,652
Securities lending                                                      3,597

Total investment income                                               474,309

EXPENSES
Investment management fees                                            244,342
Class A distribution and service fees                                  72,011
Class B distribution and service fees                                  15,784
Class C distribution and service fees                                   6,082
Class R distribution and service fees                                     280
Class A, B and C transfer agent fees                                   68,191
Class I transfer agent fees                                               766
Class R transfer agent fees                                               268
Registration and filing fees                                           39,231
Custodian fees                                                         12,931
Professional fees                                                       9,573
Accounting and legal services fees                                      8,922
Miscellaneous                                                           2,196
Printing                                                                1,840
Trustees' fees                                                            130

Total expenses                                                        482,547
Less expense reductions                                               (25,954)

Net expenses                                                          456,593

Net investment income                                                  17,716

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                    1,504,028
Change in net unrealized appreciation
(depreciation) of investments                                         481,966

Net realized and unrealized gain                                    1,985,994

Increase in net assets from operations                             $2,003,710

1 Semiannual period from 1-1-04 through 6-30-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                     YEAR        PERIOD
                                                    ENDED         ENDED
                                                 12-31-03       6-30-04 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income (loss)                     ($11,600)      $17,716
Net realized gain                                 498,352     1,504,028
Change in net unrealized
appreciation (depreciation)                     8,051,553       481,966

Increase in net assets
resulting from operations                       8,538,305     2,003,710

Distributions to shareholders
From capital gains
Class A                                          (265,814)           --
Class B 2                                          (6,809)           --
Class C 2                                          (2,276)           --
Class I 2                                         (14,371)           --
Class R 2                                            (538)           --
                                                 (289,808)           --
From Fund share transactions                    2,277,984     9,883,773

NET ASSETS
Beginning of period                            49,803,443    60,329,924

End of period 3                               $60,329,924   $72,217,407

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Class B, Class C and Class I began operations on 8-25-03. Class R shares began operations on 11-3-03.

3 Accumulated net investment income of none and $17,716, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                12-31-99 1  12-31-00 1  12-31-01 1  12-31-02 1  12-31-03 2  6-30-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $21.49      $21.09      $20.74      $18.78      $15.27     $17.80
Net investment income (loss) 4                  0.01          -- 5     (0.03)         -- 5     (0.01)      0.01
Net realized and unrealized
gain (loss) on investments                      1.20        1.18       (0.74)      (2.83)       2.63       0.56
Total from
investment operations                           1.21        1.18       (0.77)      (2.83)       2.62        0.57
Less distributions
From net investment income                     (0.01)         --          --          --          --          --
From net realized gain                         (1.60)      (1.53)      (1.19)      (0.68)      (0.09)         --
                                               (1.61)      (1.53)      (1.19)      (0.68)      (0.09)         --
Net asset value,
end of period                                 $21.09      $20.74      $18.78      $15.27      $17.80      $18.37
Total return 6,7(%)                             5.79        5.68       (3.73)     (15.08)      17.15        3.20 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                    $68         $64         $59         $50         $55         $62
Ratio of expenses
to average net assets (%)                       1.24        1.31        1.44        1.38        1.51        1.37 9
Ratio of adjusted expenses
to average net assets 10 (%)                    1.26        1.43        1.52        1.48        1.89        1.45 9
Ratio of net investment income (loss)
to average net assets (%)                       0.03       (0.01)      (0.14)      (0.01)      (0.03)       0.08 9
Portfolio turnover (%)                            22          15          13          18          22           5

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                12-31-03 11  6-30-04 3

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $16.29      $17.76
Net investment loss 4                          (0.03)      (0.06)
Net realized and unrealized
gain on investments                             1.59        0.57
Total from
investment operations                           1.56        0.51
Less distributions
From net realized gain                         (0.09)         --
Net asset value,
end of period                                 $17.76      $18.27
Total return 6,7 (%)                            9.57 8      2.87 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $2          $5
Ratio of expenses
to average net assets (%)                       2.13 9      2.12 9
Ratio of adjusted expenses
to average net assets 10 (%)                    3.02 9      2.20 9
Ratio of net investment loss
to average net assets (%)                      (0.49) 9    (0.62) 9
Portfolio turnover (%)                            22           5

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                12-31-03 11  6-30-04 3

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $16.29      $17.76
Net investment loss 4                          (0.03)      (0.05)
Net realized and unrealized
gain on investments                             1.59        0.56
Total from
investment operations                           1.56        0.51
Less distributions
From net realized gain                         (0.09)         --
Net asset value,
end of period                                 $17.76      $18.27
Total return 6,7 (%)                            9.57 8      2.87 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $1          $2
Ratio of expenses
to average net assets (%)                       2.13 9      2.12 9
Ratio of adjusted expenses
to average net assets 10 (%)                    3.02 9      2.20 9
Ratio of net investment loss
to average net assets (%)                      (0.45) 9    (0.61) 9
Portfolio turnover (%)                            22           5

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                12-31-03 11  6-30-04 3

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $16.29      $17.83
Net investment income 4                         0.04        0.05
Net realized and unrealized
gain on investments                             1.59        0.56
Total from
investment operations                           1.63        0.61
Less distributions
From net realized gain                         (0.09)         --
Net asset value,
end of period                                 $17.83      $18.44
Total return 6,7 (%)                           10.00 8      3.42 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $3          $3
Ratio of expenses
to average net assets (%)                       0.95 9      0.95 9
Ratio of adjusted expenses
to average net assets 10 (%)                    1.84 9      1.03 9
Ratio of net investment income
to average net assets (%)                       0.61 9      0.50 9
Portfolio turnover (%)                            22           5

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES

PERIOD ENDED                                12-31-03 11  6-30-04 3

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $17.10      $17.79
Net investment loss 4                          (0.02)      (0.04)
Net realized and unrealized
gain on investments                             0.80        0.56
Total from
investment operations                           0.78        0.52
Less distributions
From net realized gain                         (0.09)         --
Net asset value,
end of period                                 $17.79      $18.31
Total return 6,7 (%)                            4.56 8      2.92 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                    -- 12     -- 12
Ratio of expenses
to average net assets (%)                      1.88 9      1.88 9
Ratio of adjusted expenses
to average net assets 10 (%)                   2.77 9      1.96 9
Ratio of net investment loss
to average net assets (%)                     (0.27) 9    (0.43) 9
Portfolio turnover (%)                           22           5

 1 Audited by previous auditor.

 2 Effective 8-25-03 , shareholders of the former M.S.B. Fund, Inc. became owners of an equal number of full and fractional Class A shares of the John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.

 3 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

 4 Based on the average of the shares outstanding.

 5 Less than $0.01 per share.

 6 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 7 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 8 Not annualized.

 9 Annualized.

10 Does not take into consideration expense reductions during the periods shown.

11 Class B, Class C and Class I shares began operations on 8-25-03.
   Class R shares began operations on 11-03-03.

12 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Large Cap Select Fund (the "Fund") is a diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Secur ities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Ex penses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consid eration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At June 30, 2004, the Fund loaned securities having a market value of $5,826,450 collateralized by cash in the amount of $5,940,939. The cash collateral was invested in a short-term instrument. Securities lending expenses in the amount of $88 were paid by the Fund to the Adviser during the period ended June 30, 2004.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $128,242 of capital loss carryforward available, to the extent provided by regulation, to offset future net realized capital gains.To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires December 31, 2011.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distri butions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.75% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with Shay Assets Management, Inc. The Fund is not responsible for payment of the subadvisory fees.

The Adviser agreed to limit the Fund's total expenses, excluding the distribution and service fees and transfer agent fees, to 0.90% of the Fund's average daily net asset value and total expenses on Class A shares to 1.38% of Class A average daily net asset value, at least until August 22, 2005. Accordingly, the expense reductions related to limitation of the Fund's total expenses, amounted to $25,954 for the period ended June 30, 2004. The Adviser reserves the right to terminate these limitations in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $90,504 with regard to sales of Class A shares. Of this amount, $14,096 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $67,096 was paid as sales commissions to unrelated broker-dealers and $9,312 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $11,346 with regard to sales of Class C shares. Of this amount, $11,237 was paid as sales commissions to unrelated broker-dealers and $109 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2004, CDSCs received by JH Funds amounted to $3,897 for Class B shares and $503 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I average daily net asset value. For Class R shares the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class R average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. The Adviser has agreed to limit the transfer agent fees on Class A, Class B and Class C shares to 0.23% of each class's average daily net asset value. In addition, Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. There were no transfer agent fee reductions during the period ended June 30, 2004. The Adviser and Signature Services reserve the right to terminate these limitations in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $8,922. The Fund also paid the Adviser the amount of $740 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo. owned 5,848 Class R shares of beneficial interest of the Fund on June 30, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                                 YEAR ENDED 12-31-03          PERIOD ENDED 6-30-04 1
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                         294,288      $4,741,149       424,263      $7,716,484
Reinvested                    13,176         227,951            --              --
Repurchased                 (471,838)     (7,539,050)     (153,523)     (2,777,537)
Net increase (decrease)     (164,374)    ($2,569,950)      270,740      $4,938,947

CLASS B SHARES 2
Sold                          88,446      $1,509,473       208,350      $3,783,996
Reinvested                       380           6,558            --              --
Repurchased                   (4,174)        (72,031)      (24,603)       (441,711)
Net increase                  84,652      $1,444,000       183,747      $3,342,285

CLASS C SHARES 2
Sold                          34,361        $586,367        87,250      $1,582,188
Reinvested                       102           1,771            --              --
Repurchased                     (206)         (3,495)       (6,702)       (122,386)
Net increase                  34,257        $584,643        80,548      $1,459,802

CLASS I SHARES 2
Sold                         169,647      $2,766,042         9,536        $174,745
Reinvested                       829          14,371            --              --
Repurchased                   (3,992)        (67,303)       (1,785)        (32,415)
Net increase                 166,484      $2,713,110         7,751        $142,330

CLASS R SHARES 2
Sold                           6,205        $106,150            23            $409
Reinvested                         2              31            --              --
Net increase                   6,207        $106,181            23            $409

NET INCREASE                 127,226      $2,277,984       542,809      $9,883,773

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Class B, Class C and Class I shares began operations on 8-25-03.
  Class R shares began operations on 11-3-03.

NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2004, aggregated $12,271,040 and $2,880,055, respectively.

The cost of investments owned on June 30, 2004, including short-term investments, for federal income tax purposes, was $62,190,343. Gross unrealized appreciation and depreciation of investments aggregated $16,999,332 and $981,806, respectively, resulting in net unrealized appreciation of $16,017,526.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Inco         California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

For more complete information on any John Hancock fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

FOR YOUR
INFORMATION

TRUSTEES

Charles L. Ladner, Chairman*
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
Richard A. Farrell
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt
James A. Shepherdson

*Members of the Audit Committee

OFFICERS

James A. Shepherdson
President and
Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Shay Assets Management, Inc.
230 West Monroe Street
Chicago, Illinois 60606

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service
representatives                   1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Large Cap Select Fund.


490SA  6/04
       8/04

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached
"John Hancock Funds - Administration Committee Charter".

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Capital Series

By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:  August 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
    -------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:  August 25, 2004

By:
    -----------------------
    Richard A. Brown
    Senior Vice President and Chief Financial Officer

Date:  August 25, 2004